UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Equity-Income Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	7.93%	11.63%	9.13%
Class K	8.04%	11.74%	9.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$23,948	Fidelity® Equity-Income Fund
$26,108	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year, the fund's share classes gained about 8%, outperforming the 4.82% result of the benchmark, the Russell 3000® Value Index. I believe my focus on risk-adjusted return helped to limit fund losses when the stock market sold off in late February and March while still participating in market upside thereafter. Security selection contributed the most to the fund’s relative result, led by stock choices in the information technology and consumer staples sectors. Within tech, the fund held stocks of firms I thought could benefit from longer-term trends, such as globalization. I also sought to own the stock of tech companies with strong growth in free-cash-flow (FCF) and expanding margins that I thought seemed likely to run less capital-intensive businesses over time. A cash position of 4% of assets, on average, also added value this period by helping to limit the fund’s losses when the market declined. Non-benchmark investments in consumer electronics giant Apple (+71%) and chipmaker Taiwan Semiconductor Manufacturing (+131%) boosted the fund’s performance versus the benchmark. Conversely, overweightings in Wells Fargo and ConocoPhillips hurt the fund’s relative result. Wells Fargo was among the largest holdings at period end. Notable positioning changes for the period included a higher allocation to the consumer discretionary and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
JPMorgan Chase & Co.	3.6
The Walt Disney Co.	2.9
Johnson & Johnson	2.4
Bank of America Corp.	2.4
Danaher Corp.	1.8
Capital One Financial Corp.	1.7
NextEra Energy, Inc.	1.7
Citigroup, Inc.	1.7
Wells Fargo & Co.	1.7
Comcast Corp. Class A	1.6
21.5

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Financials	19.0
Health Care	14.0
Industrials	11.2
Information Technology	10.9
Consumer Discretionary	10.8

Asset Allocation (% of fund's net assets)

As of January 31, 2021 *
Stocks	97.7%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 13.3%

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	670,734	$19,203
Verizon Communications, Inc.	765,598	41,916
		61,119
Entertainment - 3.6%
Activision Blizzard, Inc.	527,133	47,969
The Walt Disney Co.	1,116,164	187,705
		235,674
Interactive Media & Services - 1.0%
Alphabet, Inc. Class A (a)	38,293	69,975
Media - 2.1%
Comcast Corp. Class A	2,172,719	107,702
Interpublic Group of Companies, Inc.	1,196,662	28,804
		136,506
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	565,670	71,320

TOTAL COMMUNICATION SERVICES		574,594

CONSUMER DISCRETIONARY - 10.8%
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	377,882	78,539
Starbucks Corp.	620,188	60,040
		138,579
Household Durables - 0.7%
Lennar Corp. Class A	403,839	33,579
Tempur Sealy International, Inc. (a)	389,200	10,275
		43,854
Internet & Direct Marketing Retail - 0.3%
eBay, Inc.	410,893	23,220
Multiline Retail - 2.8%
Dollar General Corp.	269,543	52,456
Dollar Tree, Inc. (a)	320,432	32,575
Nordstrom, Inc. (b)	996,700	35,333
Target Corp.	354,830	64,285
		184,649
Specialty Retail - 3.8%
Best Buy Co., Inc.	199,000	21,655
Burlington Stores, Inc. (a)	129,673	32,276
Lowe's Companies, Inc.	237,850	39,685
Ross Stores, Inc.	179,762	20,006
The Home Depot, Inc.	235,250	63,710
TJX Companies, Inc.	1,102,567	70,608
		247,940
Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co.	281,005	24,577
PVH Corp.	223,100	19,022
Tapestry, Inc.	945,500	29,897
		73,496

TOTAL CONSUMER DISCRETIONARY		711,738

CONSUMER STAPLES - 7.4%
Beverages - 1.4%
Diageo PLC	369,522	14,835
Keurig Dr. Pepper, Inc.	567,380	18,043
The Coca-Cola Co.	1,195,797	57,578
		90,456
Food & Staples Retailing - 3.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	407,014	12,413
BJ's Wholesale Club Holdings, Inc. (a)	547,014	23,013
Costco Wholesale Corp.	60,587	21,353
Kroger Co.	1,041,580	35,935
Sysco Corp.	541,021	38,688
Walmart, Inc.	690,935	97,069
		228,471
Food Products - 1.0%
Mondelez International, Inc.	868,244	48,135
Nestle SA (Reg. S)	190,896	21,399
		69,534
Household Products - 1.2%
Procter & Gamble Co.	610,781	78,308
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	72,485	17,154

TOTAL CONSUMER STAPLES		483,923

ENERGY - 6.7%
Oil, Gas & Consumable Fuels - 6.7%
BP PLC (a)	4,616,025	17,153
Chevron Corp.	1,191,159	101,487
ConocoPhillips Co.	1,005,160	40,237
Enterprise Products Partners LP	1,588,264	32,131
Exxon Mobil Corp.	2,307,465	103,467
Imperial Oil Ltd. (b)	2,121,736	40,369
Phillips 66 Co.	576,131	39,062
Suncor Energy, Inc.	2,400,629	40,156
Valero Energy Corp.	517,576	29,207
		443,269
FINANCIALS - 19.0%
Banks - 11.2%
Bank of America Corp.	5,196,387	154,073
Citigroup, Inc.	1,964,433	113,917
Huntington Bancshares, Inc.	1,123,885	14,863
JPMorgan Chase & Co.	1,849,217	237,939
M&T Bank Corp.	471,638	62,478
PNC Financial Services Group, Inc.	286,100	41,061
Wells Fargo & Co.	3,723,466	111,257
		735,588
Capital Markets - 2.6%
BlackRock, Inc. Class A	94,372	66,179
KKR & Co. LP	943,466	36,748
Raymond James Financial, Inc.	351,836	35,159
The Blackstone Group LP	451,337	30,325
		168,411
Consumer Finance - 1.7%
Capital One Financial Corp.	1,105,302	115,239
Insurance - 3.5%
American International Group, Inc.	406,900	15,234
Chubb Ltd.	557,282	81,179
Marsh & McLennan Companies, Inc.	402,615	44,251
The Travelers Companies, Inc.	659,782	89,928
		230,592

TOTAL FINANCIALS		1,249,830

HEALTH CARE - 14.0%
Biotechnology - 2.1%
AbbVie, Inc.	512,453	52,516
Amgen, Inc.	344,727	83,227
		135,743
Health Care Equipment & Supplies - 2.6%
Becton, Dickinson & Co.	206,156	53,970
Danaher Corp.	494,606	117,637
		171,607
Health Care Providers & Services - 1.7%
Cigna Corp.	232,251	50,410
UnitedHealth Group, Inc.	183,861	61,332
		111,742
Pharmaceuticals - 7.6%
AstraZeneca PLC (United Kingdom)	370,225	37,767
Bristol-Myers Squibb Co.	1,568,101	96,328
Eli Lilly & Co.	477,999	99,409
Johnson & Johnson	990,856	161,638
Roche Holding AG (participation certificate)	115,932	40,010
Royalty Pharma PLC	90,581	4,258
Sanofi SA	684,408	64,367
		503,777

TOTAL HEALTH CARE		922,869

INDUSTRIALS - 11.2%
Aerospace & Defense - 1.3%
General Dynamics Corp.	265,744	38,979
Northrop Grumman Corp.	176,163	50,490
		89,469
Air Freight & Logistics - 1.1%
Deutsche Post AG	431,600	21,319
United Parcel Service, Inc. Class B	331,249	51,344
		72,663
Commercial Services & Supplies - 0.3%
Waste Connection, Inc. (Canada)	175,908	17,330
Electrical Equipment - 0.9%
AMETEK, Inc.	531,188	60,162
Siemens Energy AG (a)	42,243	1,568
		61,730
Industrial Conglomerates - 2.5%
General Electric Co.	7,193,136	76,823
Roper Technologies, Inc.	163,066	64,070
Siemens AG	171,086	26,563
		167,456
Machinery - 1.9%
Fortive Corp.	357,025	23,592
ITT, Inc.	427,882	31,967
Otis Worldwide Corp.	214,347	13,858
Snap-On, Inc.	73,683	13,262
Stanley Black & Decker, Inc.	230,361	39,965
		122,644
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	13,598	27,933
Professional Services - 1.0%
Clarivate Analytics PLC (a)	583,077	16,874
Equifax, Inc.	118,675	21,019
IHS Markit Ltd.	320,449	27,905
		65,798
Road & Rail - 1.0%
Norfolk Southern Corp.	272,348	64,443
Trading Companies & Distributors - 0.8%
Watsco, Inc.	214,465	51,148

TOTAL INDUSTRIALS		740,614

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.5%
Cisco Systems, Inc.	2,259,953	100,749
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	163,597	19,697
Vontier Corp. (a)	72,672	2,357
		22,054
IT Services - 2.4%
Amdocs Ltd.	484,198	34,194
Black Knight, Inc. (a)	68,985	5,635
Fidelity National Information Services, Inc.	604,772	74,665
Genpact Ltd.	399,616	15,297
Visa, Inc. Class A	150,668	29,117
		158,908
Semiconductors & Semiconductor Equipment - 2.3%
NXP Semiconductors NV	356,205	57,160
Qualcomm, Inc.	260,508	40,712
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	454,004	55,171
		153,043
Software - 1.9%
Microsoft Corp.	385,709	89,469
Open Text Corp.	425,810	19,074
SAP SE	94,880	12,039
		120,582
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	723,120	95,423
Samsung Electronics Co. Ltd.	867,340	63,593
		159,016

TOTAL INFORMATION TECHNOLOGY		714,352

MATERIALS - 2.9%
Chemicals - 1.1%
Linde PLC	303,436	74,463
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	540,203	48,699
WestRock Co.	1,205,935	49,962
		98,661
Metals & Mining - 0.3%
Anglo American PLC (United Kingdom)	610,700	20,199

TOTAL MATERIALS		193,323

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	180,463	41,030
Public Storage	143,570	32,679
		73,709
UTILITIES - 5.0%
Electric Utilities - 3.1%
Exelon Corp.	1,071,212	44,520
NextEra Energy, Inc.	1,416,516	114,554
NRG Energy, Inc.	962,472	39,856
PG&E Corp. (a)	754,041	8,619
		207,549
Independent Power and Renewable Electricity Producers - 0.6%
Vistra Corp.	1,825,970	36,465
Multi-Utilities - 1.3%
Ameren Corp.	463,961	33,739
CenterPoint Energy, Inc.	1,178,651	24,858
WEC Energy Group, Inc.	326,331	29,011
		87,608

TOTAL UTILITIES		331,622

TOTAL COMMON STOCKS
(Cost $4,637,522)		6,439,843

Other - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $22,679)	22,678,929	9,722

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.09% (f)	137,914,149	137,942
Fidelity Securities Lending Cash Central Fund 0.09% (f)(g)	19,577,815	19,580
TOTAL MONEY MARKET FUNDS
(Cost $157,522)		157,522
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $4,817,723)		6,607,087
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(12,123)
NET ASSETS - 100%		$6,594,964

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,722,000 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$22,679

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$551
Fidelity Securities Lending Cash Central Fund	145
Total	$696

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$574,594	$574,594	$--	$--
Consumer Discretionary	711,738	711,738	--	--
Consumer Staples	483,923	447,689	36,234	--
Energy	443,269	426,116	17,153	--
Financials	1,249,830	1,249,830	--	--
Health Care	922,869	780,725	142,144	--
Industrials	740,614	691,362	49,252	--
Information Technology	714,352	702,313	12,039	--
Materials	193,323	193,323	--	--
Real Estate	73,709	73,709	--	--
Utilities	331,622	331,622	--	--
Other	9,722	--	--	9,722
Money Market Funds	157,522	157,522	--	--
Total Investments in Securities:	$6,607,087	$6,340,543	$256,822	$9,722

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.7%
Switzerland	2.4%
Canada	2.0%
United Kingdom	1.4%
Ireland	1.1%
France	1.0%
Korea (South)	1.0%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $18,439) — See accompanying schedule: Unaffiliated issuers (cost $4,660,201)	$6,449,565
Fidelity Central Funds (cost $157,522)	157,522
Total Investment in Securities (cost $4,817,723)		$6,607,087
Restricted cash		30
Receivable for fund shares sold		3,989
Dividends receivable		11,075
Distributions receivable from Fidelity Central Funds		20
Prepaid expenses		6
Other receivables		1,127
Total assets		6,623,334
Liabilities
Payable for fund shares redeemed	$4,466
Accrued management fee	2,426
Other affiliated payables	764
Other payables and accrued expenses	1,134
Collateral on securities loaned	19,580
Total liabilities		28,370
Net Assets		$6,594,964
Net Assets consist of:
Paid in capital		$4,740,591
Total accumulated earnings (loss)		1,854,373
Net Assets		$6,594,964
Net Asset Value and Maximum Offering Price
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,940,327 ÷ 96,213 shares)		$61.74
Class K:
Net Asset Value, offering price and redemption price per share ($654,637 ÷ 10,611 shares)		$61.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2021
Investment Income
Dividends		$132,761
Income from Fidelity Central Funds (including $145 from security lending)		696
Total income		133,457
Expenses
Management fee	$24,623
Transfer agent fees	7,248
Accounting fees	1,111
Custodian fees and expenses	96
Independent trustees' fees and expenses	32
Registration fees	130
Audit	100
Legal	13
Miscellaneous	79
Total expenses before reductions	33,432
Expense reductions	(267)
Total expenses after reductions		33,165
Net investment income (loss)		100,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	200,859
Fidelity Central Funds	(3)
Foreign currency transactions	(465)
Total net realized gain (loss)		200,391
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	155,885
Assets and liabilities in foreign currencies	152
Total change in net unrealized appreciation (depreciation)		156,037
Net gain (loss)		356,428
Net increase (decrease) in net assets resulting from operations		$456,720

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$100,292	$126,303
Net realized gain (loss)	200,391	338,662
Change in net unrealized appreciation (depreciation)	156,037	479,728
Net increase (decrease) in net assets resulting from operations	456,720	944,693
Distributions to shareholders	(219,443)	(445,556)
Share transactions - net increase (decrease)	191,539	(156,322)
Total increase (decrease) in net assets	428,816	342,815
Net Assets
Beginning of period	6,166,148	5,823,333
End of period	$6,594,964	$6,166,148

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$59.36	$54.70	$63.45	$57.76	$48.57
Income from Investment Operations
Net investment income (loss)A	.97	1.19	1.44	1.30	1.22
Net realized and unrealized gain (loss)	3.52	7.81	(5.22)	8.52	10.43
Total from investment operations	4.49	9.00	(3.78)	9.82	11.65
Distributions from net investment income	(.94)	(1.10)	(1.39)	(1.20)B	(1.36)
Distributions from net realized gain	(1.17)	(3.24)	(3.58)	(2.93)B	(1.10)
Total distributions	(2.11)	(4.34)	(4.97)	(4.13)	(2.46)
Net asset value, end of period	$61.74	$59.36	$54.70	$63.45	$57.76
Total ReturnC	7.93%	16.69%	(5.91)%	17.57%	24.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	.60%	.60%	.61%	.61%	.63%
Expenses net of fee waivers, if any	.60%	.60%	.61%	.61%	.63%
Expenses net of all reductions	.59%	.60%	.60%	.61%	.62%
Net investment income (loss)	1.75%	2.04%	2.50%	2.18%	2.27%
Supplemental Data
Net assets, end of period (in millions)	$5,940	$5,378	$5,016	$5,921	$6,686
Portfolio turnover rateF	50%G	32%G	24%G	33%	36%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity-Income Fund Class K

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$59.31	$54.67	$63.41	$57.73	$48.55
Income from Investment Operations
Net investment income (loss)A	1.02	1.24	1.51	1.36	1.28
Net realized and unrealized gain (loss)	3.52	7.80	(5.22)	8.51	10.42
Total from investment operations	4.54	9.04	(3.71)	9.87	11.70
Distributions from net investment income	(.99)	(1.16)	(1.45)	(1.26)B	(1.42)
Distributions from net realized gain	(1.17)	(3.24)	(3.58)	(2.93)B	(1.10)
Total distributions	(2.16)	(4.40)	(5.03)	(4.19)	(2.52)
Net asset value, end of period	$61.69	$59.31	$54.67	$63.41	$57.73
Total ReturnC	8.04%	16.77%	(5.81)%	17.68%	24.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.51%	.51%	.51%	.52%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.52%
Expenses net of all reductions	.50%	.50%	.50%	.51%	.51%
Net investment income (loss)	1.84%	2.13%	2.60%	2.28%	2.39%
Supplemental Data
Net assets, end of period (in millions)	$655	$788	$807	$1,623	$1,791
Portfolio turnover rateF	50%G	32%G	24%G	33%	36%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Equity-Income Fund	$1,026

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,931,452
Gross unrealized depreciation	(176,756)
Net unrealized appreciation (depreciation)	$1,754,696
Tax Cost	$4,852,391

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,634
Undistributed long-term capital gain	$107,146
Net unrealized appreciation (depreciation) on securities and other investments	$1,741,619

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Ordinary Income	$96,353	$ 116,646
Long-term Capital Gains	123,090	328,910
Total	$219,443	$ 445,556

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Equity-Income Fund	9,752.15

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity-Income Fund	2,740,873	2,780,644

Unaffiliated Redemptions In-Kind. During the period, 20 shares of the Fund were redeemed in-kind for investments, and cash with a value of $1,116. The net realized gain of $379 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 578 shares of the Fund were redeemed in-kind for investments and cash with a value of $33,732. The Fund had a net realized gain of $11,289 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$6,963.14
Class K	285.04
	$7,248

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Equity-Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income Fund	$72

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $421,633 and $219,794, respectively.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 674 shares of the Fund were redeemed in-kind for investments and cash with a value of $38,317. The Fund had a net realized gain of $11,545 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Equity-Income Fund	$13

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Equity-Income Fund	$9	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $244 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2021	Year ended January 31, 2020
Distributions to shareholders
Equity-Income	$194,422	$384,187
Class K	25,021	61,369
Total	$219,443	$445,556

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2021	Year ended January 31, 2020	Year ended January 31, 2021	Year ended January 31, 2020
Equity-Income
Shares sold	16,474	3,785	$933,030	$221,414
Reinvestment of distributions	3,211	6,120	182,273	359,151
Shares redeemed	(14,077)	(11,001)	(770,384)	(643,179)
Net increase (decrease)	5,608	(1,096)	$344,919	$(62,614)
Class K
Shares sold	2,059	6,683	$115,985	$382,177
Reinvestment of distributions	445	1,048	25,021	61,369
Shares redeemed	(5,183)(a)	(9,205)(b),(c)	(294,386)(a)	(537,254)(b),(c)
Net increase (decrease)	(2,679)	(1,474)	$(153,380)	$(93,708)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details)

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details)

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity-Income Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Equity-Income Fund
Equity-Income	.59%
Actual		$1,000.00	$1,155.10	$3.20
Hypothetical-C		$1,000.00	$1,022.17	$3.00
Class K	.50%
Actual		$1,000.00	$1,155.60	$2.71
Hypothetical-C		$1,000.00	$1,022.62	$2.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Equity-Income Fund
Equity-Income	03/08/21	03/05/21	$1.004
Class K	03/08/21	03/05/21	$1.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2021, $230,079,681, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income and Class K designate 100% of the dividends distributed in April, July, October, and December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity-Income and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Equity-Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	20,677,600,881.166	98.531
Withheld	308,216,367.332	1.469
TOTAL	20,985,817,248.498	100.000
Donald F. Donahue
Affirmative	20,685,205,663.711	98.568
Withheld	300,611,584.787	1.432
TOTAL	20,985,817,248.498	100.000
Bettina Doulton
Affirmative	20,701,129,729.034	98.643
Withheld	284,687,519.464	1.357
TOTAL	20,985,817,248.498	100.000
Vicki L. Fuller
Affirmative	20,713,892,146.063	98.704
Withheld	271,925,102.435	1.296
TOTAL	20,985,817,248.498	100.000
Patricia L. Kampling
Affirmative	20,693,289,719.327	98.606
Withheld	292,527,529.171	1.394
TOTAL	20,985,817,248.498	100.000
Alan J. Lacy
Affirmative	20,659,591,158.873	98.445
Withheld	326,226,089.625	1.555
TOTAL	20,985,817,248.498	100.000
Ned C. Lautenbach
Affirmative	20,634,244,420.039	98.325
Withheld	351,572,828.459	1.675
TOTAL	20,985,817,248.498	100.000
Robert A. Lawrence
Affirmative	20,672,781,907.548	98.508
Withheld	313,035,340.950	1.492
TOTAL	20,985,817,248.498	100.000
Joseph Mauriello
Affirmative	20,652,465,304.654	98.412
Withheld	333,351,943.843	1.588
TOTAL	20,985,817,248.498	100.000
Cornelia M. Small
Affirmative	20,671,641,667.984	98.503
Withheld	314,175,580.514	1.497
TOTAL	20,985,817,248.498	100.000
Garnett A. Smith
Affirmative	20,655,644,270.628	98.427
Withheld	330,172,977.870	1.573
TOTAL	20,985,817,248.498	100.000
David M. Thomas
Affirmative	20,654,595,907.599	98.422
Withheld	331,221,340.899	1.578
TOTAL	20,985,817,248.498	100.000
Susan Tomasky
Affirmative	20,686,662,870.375	98.574
Withheld	299,154,378.123	1.426
TOTAL	20,985,817,248.498	100.000
Michael E. Wiley
Affirmative	20,662,847,882.871	98.461
Withheld	322,969,365.626	1.539
TOTAL	20,985,817,248.498	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,178,390,909.147	71.113
Against	474,103,439.581	15.477
Abstain	299,421,153.908	9.775
Broker Non-Vote	111,367,556.580	3.636
TOTAL	3,063,283,059.215	100.000

PROPOSAL 5

For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgement, substantially contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	871,058,302.497	28.435
Against	1,831,775,305.446	59.798
Abstain	243,613,306.263	7.953
Broker Non-Vote	116,836,145.009	3.814
TOTAL	3,063,283,059.215	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

EQU-ANN-0321
1.471443.124

Fidelity® Equity-Income K6 Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Life of fundA
Fidelity® Equity-Income K6 Fund	7.97%	10.54%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$11,784	Fidelity® Equity-Income K6 Fund
$11,352	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year, the fund gained 7.97%, outperforming the 4.82% result of the benchmark, the Russell 3000® Value Index. I believe my focus on risk-adjusted return helped to limit fund losses when the stock market sold off in late February and March while still participating in market upside thereafter. Security selection contributed the most to the fund’s relative result, led by stock choices in the information technology and consumer staples sectors. Within tech, the fund held stocks of firms I thought could benefit from longer-term trends, such as globalization. I also sought to own the stock of tech companies with strong growth in free-cash-flow (FCF) and expanding margins that I thought seemed likely to run less capital-intensive businesses over time. A cash position of about 3% of assets, on average, also added value this period by helping to limit the fund’s losses when the market declined. Non-benchmark investments in consumer electronics giant Apple (+70%) and chipmaker Taiwan Semiconductor Manufacturing (+132%) boosted the fund’s performance versus the benchmark. Conversely, overweightings in Wells Fargo and ConocoPhillips hurt the fund’s relative result. Wells Fargo was among the largest holdings at period end. Notable positioning changes for the period included a higher allocation to the consumer discretionary and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
JPMorgan Chase & Co.	3.6
The Walt Disney Co.	2.9
Johnson & Johnson	2.4
Bank of America Corp.	2.4
Danaher Corp.	1.8
Capital One Financial Corp.	1.8
NextEra Energy, Inc.	1.7
Citigroup, Inc.	1.7
Wells Fargo & Co.	1.7
Comcast Corp. Class A	1.7
21.7

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Financials	19.0
Health Care	14.1
Industrials	11.2
Information Technology	10.9
Consumer Discretionary	10.8

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 13.4%

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	6,342	$181,571
Verizon Communications, Inc.	7,356	402,741
		584,312
Entertainment - 3.6%
Activision Blizzard, Inc.	5,065	460,915
The Walt Disney Co.	10,825	1,820,440
		2,281,355
Interactive Media & Services - 1.0%
Alphabet, Inc. Class A (a)	368	672,468
Media - 2.1%
Comcast Corp. Class A	21,177	1,049,744
Interpublic Group of Companies, Inc.	11,441	275,385
		1,325,129
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	5,435	685,245

TOTAL COMMUNICATION SERVICES		5,548,509

CONSUMER DISCRETIONARY - 10.8%
Hotels, Restaurants & Leisure - 2.1%
McDonald's Corp.	3,731	775,451
Starbucks Corp.	5,959	576,891
		1,352,342
Household Durables - 0.7%
Lennar Corp. Class A	4,038	335,760
Tempur Sealy International, Inc. (a)	3,600	95,040
		430,800
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	4,014	226,831
Multiline Retail - 2.8%
Dollar General Corp.	2,590	504,040
Dollar Tree, Inc. (a)	3,079	313,011
Nordstrom, Inc. (b)	9,577	339,505
Target Corp.	3,509	635,726
		1,792,282
Specialty Retail - 3.7%
Best Buy Co., Inc.	1,940	211,111
Burlington Stores, Inc. (a)	1,263	314,361
Lowe's Companies, Inc.	2,286	381,419
Ross Stores, Inc.	1,727	192,198
The Home Depot, Inc.	2,261	612,324
TJX Companies, Inc.	10,794	691,248
		2,402,661
Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co.	2,767	242,002
PVH Corp.	2,194	187,060
Tapestry, Inc.	9,151	289,355
		718,417

TOTAL CONSUMER DISCRETIONARY		6,923,333

CONSUMER STAPLES - 7.3%
Beverages - 1.4%
Diageo PLC	3,689	148,103
Keurig Dr. Pepper, Inc.	5,536	176,045
The Coca-Cola Co.	11,791	567,737
		891,885
Food & Staples Retailing - 3.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,875	118,182
BJ's Wholesale Club Holdings, Inc. (a)	5,304	223,139
Costco Wholesale Corp.	564	198,771
Kroger Co.	10,014	345,483
Sysco Corp.	5,199	371,780
Walmart, Inc.	6,739	946,762
		2,204,117
Food Products - 1.1%
Mondelez International, Inc.	8,405	465,973
Nestle SA (Reg. S)	1,861	208,612
		674,585
Household Products - 1.2%
Procter & Gamble Co.	5,969	765,285
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	672	159,029

TOTAL CONSUMER STAPLES		4,694,901

ENERGY - 6.8%
Oil, Gas & Consumable Fuels - 6.8%
BP PLC	45,312	168,377
Chevron Corp.	11,645	992,154
ConocoPhillips Co.	9,958	398,619
Enterprise Products Partners LP	15,798	319,594
Exxon Mobil Corp.	22,472	1,007,644
Imperial Oil Ltd.	20,638	392,667
Phillips 66 Co.	5,660	383,748
Suncor Energy, Inc.	23,320	390,080
Valero Energy Corp.	4,993	281,755
		4,334,638
FINANCIALS - 19.0%
Banks - 11.2%
Bank of America Corp.	50,730	1,504,145
Citigroup, Inc.	19,176	1,112,016
Huntington Bancshares, Inc.	10,551	139,537
JPMorgan Chase & Co.	17,968	2,311,938
M&T Bank Corp.	4,632	613,601
PNC Financial Services Group, Inc.	2,820	404,726
Wells Fargo & Co.	36,377	1,086,945
		7,172,908
Capital Markets - 2.5%
BlackRock, Inc. Class A	907	636,043
KKR & Co. LP	9,204	358,496
Raymond James Financial, Inc.	3,398	339,562
The Blackstone Group LP	4,364	293,217
		1,627,318
Consumer Finance - 1.8%
Capital One Financial Corp.	10,821	1,128,197
Insurance - 3.5%
American International Group, Inc.	4,015	150,322
Chubb Ltd.	5,455	794,630
Marsh & McLennan Companies, Inc.	3,852	423,373
The Travelers Companies, Inc.	6,440	877,772
		2,246,097

TOTAL FINANCIALS		12,174,520

HEALTH CARE - 14.1%
Biotechnology - 2.1%
AbbVie, Inc.	5,069	519,471
Amgen, Inc.	3,316	800,582
		1,320,053
Health Care Equipment & Supplies - 2.6%
Becton, Dickinson & Co.	1,975	517,035
Danaher Corp.	4,853	1,154,238
		1,671,273
Health Care Providers & Services - 1.7%
Cigna Corp.	2,300	499,215
UnitedHealth Group, Inc.	1,767	589,436
		1,088,651
Pharmaceuticals - 7.7%
AstraZeneca PLC (United Kingdom)	3,557	362,854
Bristol-Myers Squibb Co.	15,367	943,995
Eli Lilly & Co.	4,693	976,003
Johnson & Johnson	9,621	1,569,474
Roche Holding AG (participation certificate)	1,142	394,118
Royalty Pharma PLC	919	43,202
Sanofi SA	6,776	637,271
		4,926,917

TOTAL HEALTH CARE		9,006,894

INDUSTRIALS - 11.2%
Aerospace & Defense - 1.3%
General Dynamics Corp.	2,554	374,621
Northrop Grumman Corp.	1,693	485,231
		859,852
Air Freight & Logistics - 1.1%
Deutsche Post AG	4,306	212,695
United Parcel Service, Inc. Class B	3,209	497,395
		710,090
Commercial Services & Supplies - 0.3%
Waste Connection, Inc. (Canada)	1,724	169,845
Electrical Equipment - 0.9%
AMETEK, Inc.	5,104	578,079
Siemens Energy AG (a)	357	13,248
		591,327
Industrial Conglomerates - 2.5%
General Electric Co.	70,316	750,975
Roper Technologies, Inc.	1,567	615,690
Siemens AG	1,667	258,821
		1,625,486
Machinery - 1.9%
Fortive Corp.	3,508	231,809
ITT, Inc.	4,111	307,133
Otis Worldwide Corp.	2,009	129,882
Snap-On, Inc.	769	138,412
Stanley Black & Decker, Inc.	2,214	384,107
		1,191,343
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	127	260,879
Professional Services - 1.0%
Clarivate Analytics PLC (a)	5,865	169,733
Equifax, Inc.	1,148	203,322
IHS Markit Ltd.	3,122	271,864
		644,919
Road & Rail - 1.0%
Norfolk Southern Corp.	2,631	622,547
Trading Companies & Distributors - 0.8%
Watsco, Inc.	2,144	511,323

TOTAL INDUSTRIALS		7,187,611

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.6%
Cisco Systems, Inc.	22,015	981,429
Electronic Equipment & Components - 0.3%
TE Connectivity Ltd.	1,572	189,269
Vontier Corp. (a)	700	22,701
		211,970
IT Services - 2.4%
Amdocs Ltd.	4,785	337,917
Black Knight, Inc. (a)	591	48,279
Fidelity National Information Services, Inc.	5,811	717,426
Genpact Ltd.	4,084	156,336
Visa, Inc. Class A	1,452	280,599
		1,540,557
Semiconductors & Semiconductor Equipment - 2.3%
NXP Semiconductors NV	3,523	565,336
Qualcomm, Inc.	2,503	391,169
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,362	530,070
		1,486,575
Software - 1.9%
Microsoft Corp.	3,806	882,840
Open Text Corp.	4,171	186,835
SAP SE	891	113,057
		1,182,732
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	7,048	930,054
Samsung Electronics Co. Ltd.	8,526	625,124
		1,555,178

TOTAL INFORMATION TECHNOLOGY		6,958,441

MATERIALS - 2.9%
Chemicals - 1.1%
Linde PLC	2,929	718,777
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	5,191	467,969
WestRock Co.	11,887	492,478
		960,447
Metals & Mining - 0.3%
Anglo American PLC (United Kingdom)	5,977	197,692

TOTAL MATERIALS		1,876,916

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	1,754	398,789
Public Storage	1,392	316,847
		715,636
UTILITIES - 5.0%
Electric Utilities - 3.1%
Exelon Corp.	10,304	428,234
NextEra Energy, Inc.	13,811	1,116,896
NRG Energy, Inc.	9,257	383,332
PG&E Corp. (a)	7,657	87,520
		2,015,982
Independent Power and Renewable Electricity Producers - 0.6%
Vistra Corp.	18,121	361,876
Multi-Utilities - 1.3%
Ameren Corp.	4,458	324,186
CenterPoint Energy, Inc.	11,523	243,020
WEC Energy Group, Inc.	3,159	280,835
		848,041

TOTAL UTILITIES		3,225,899

TOTAL COMMON STOCKS
(Cost $51,977,876)		62,647,298

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.09% (c)	1,322,510	1,322,775
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	338,941	338,975
TOTAL MONEY MARKET FUNDS
(Cost $1,661,750)		1,661,750
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $53,639,626)		64,309,048
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(251,453)
NET ASSETS - 100%		$64,057,595

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,493
Fidelity Securities Lending Cash Central Fund	1,052
Total	$5,545

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,548,509	$5,548,509	$--	$--
Consumer Discretionary	6,923,333	6,923,333	--	--
Consumer Staples	4,694,901	4,338,186	356,715	--
Energy	4,334,638	4,166,261	168,377	--
Financials	12,174,520	12,174,520	--	--
Health Care	9,006,894	7,612,651	1,394,243	--
Industrials	7,187,611	6,714,037	473,574	--
Information Technology	6,958,441	6,845,384	113,057	--
Materials	1,876,916	1,876,916	--	--
Real Estate	715,636	715,636	--	--
Utilities	3,225,899	3,225,899	--	--
Money Market Funds	1,661,750	1,661,750	--	--
Total Investments in Securities:	$64,309,048	$61,803,082	$2,505,966	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
Switzerland	2.4%
Canada	2.0%
United Kingdom	1.4%
Ireland	1.1%
France	1.0%
Korea (South)	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $322,595) — See accompanying schedule: Unaffiliated issuers (cost $51,977,876)	$62,647,298
Fidelity Central Funds (cost $1,661,750)	1,661,750
Total Investment in Securities (cost $53,639,626)		$64,309,048
Receivable for fund shares sold		14,799
Dividends receivable		93,607
Distributions receivable from Fidelity Central Funds		182
Other receivables		544
Total assets		64,418,180
Liabilities
Payable for fund shares redeemed	$2,959
Accrued management fee	18,651
Collateral on securities loaned	338,975
Total liabilities		360,585
Net Assets		$64,057,595
Net Assets consist of:
Paid in capital		$54,905,921
Total accumulated earnings (loss)		9,151,674
Net Assets		$64,057,595
Net Asset Value, offering price and redemption price per share ($64,057,595 ÷ 5,600,193 shares)		$11.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$1,229,862
Income from Fidelity Central Funds (including $1,052 from security lending)		5,545
Total income		1,235,407
Expenses
Management fee	$181,467
Independent trustees' fees and expenses	287
Miscellaneous	906
Total expenses before reductions	182,660
Expense reductions	(3,761)
Total expenses after reductions		178,899
Net investment income (loss)		1,056,508
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,599,440)
Fidelity Central Funds	37
Foreign currency transactions	(1,926)
Total net realized gain (loss)		(1,601,329)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,731,178
Assets and liabilities in foreign currencies	477
Total change in net unrealized appreciation (depreciation)		6,731,655
Net gain (loss)		5,130,326
Net increase (decrease) in net assets resulting from operations		$6,186,834

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	For the period June 13, 2019 (commencement of operations) to January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,056,508	$373,637
Net realized gain (loss)	(1,601,329)	60,096
Change in net unrealized appreciation (depreciation)	6,731,655	3,938,244
Net increase (decrease) in net assets resulting from operations	6,186,834	4,371,977
Distributions to shareholders	(1,074,032)	(333,105)
Share transactions
Proceeds from sales of shares	23,475,441	47,694,819
Reinvestment of distributions	1,074,032	333,105
Cost of shares redeemed	(14,135,739)	(3,535,737)
Net increase (decrease) in net assets resulting from share transactions	10,413,734	44,492,187
Total increase (decrease) in net assets	15,526,536	48,531,059
Net Assets
Beginning of period	48,531,059	–
End of period	$64,057,595	$48,531,059
Other Information
Shares
Sold	2,433,324	4,782,107
Issued in reinvestment of distributions	110,007	31,108
Redeemed	(1,423,790)	(332,563)
Net increase (decrease)	1,119,541	4,480,652

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income K6 Fund

Years ended January 31,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.83	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.12
Net realized and unrealized gain (loss)	.62	.79
Total from investment operations	.82	.91
Distributions from net investment income	(.20)	(.08)
Distributions from net realized gain	(.01)	–C
Total distributions	(.21)	(.08)
Net asset value, end of period	$11.44	$10.83
Total ReturnD,E	7.97%	9.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.34%	.34%H
Expenses net of fee waivers, if any	.34%	.34%H
Expenses net of all reductions	.34%	.34%H
Net investment income (loss)	1.98%	1.78%H
Supplemental Data
Net assets, end of period (000 omitted)	$64,058	$48,531
Portfolio turnover rateI	70%J	21%H,J

 A For the period June 13, 2019 (commencement of operations) to January 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Equity-Income K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,782,451
Gross unrealized depreciation	(1,681,811)
Net unrealized appreciation (depreciation)	$10,100,640
Tax Cost	$54,208,408

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$90,163
Capital loss carryforward	$(994,971)
Net unrealized appreciation (depreciation) on securities and other investments	$10,056,482

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(994,971)

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020(a)
Ordinary Income	$1,069,601	$ 333,105
Long-term Capital Gains	4,431	–
Total	$1,074,032	$ 333,105

 (a) For the period June13, 2019 (commencement of operations) to January 31, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Equity-Income K6 Fund	44,382,649	36,075,337

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $1,115,704 in exchange for 109,169 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $6,437,242 in exchange for 631,721 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .34% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Equity-Income K6 Fund	$924

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $4,443,340 and $2,874,343, respectively.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments, and cash valued at $38,316,698 in exchange for 3,870,373 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor.

Amount
Fidelity Equity-Income K6 Fund	$91

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Equity-Income K6 Fund	$80	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $3,702 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $59.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Equity-Income K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through January 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through January 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Equity-Income K6 Fund	.34%
Actual		$1,000.00	$1,155.00	$1.84
Hypothetical-C		$1,000.00	$1,023.43	$1.73

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 70%, 90%, 94%, 94%, and 94% of the dividends distributed in March, April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 89%, 98%, 100%, 100%, and 100% of the dividends distributed in March, April, July, October, and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 9% and 2% of the dividends distributed in March and April, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Equity-Income K6 Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	20,677,600,881.166	98.531
Withheld	308,216,367.332	1.469
TOTAL	20,985,817,248.498	100.000
Donald F. Donahue
Affirmative	20,685,205,663.711	98.568
Withheld	300,611,584.787	1.432
TOTAL	20,985,817,248.498	100.000
Bettina Doulton
Affirmative	20,701,129,729.034	98.643
Withheld	284,687,519.464	1.357
TOTAL	20,985,817,248.498	100.000
Vicki L. Fuller
Affirmative	20,713,892,146.063	98.704
Withheld	271,925,102.435	1.296
TOTAL	20,985,817,248.498	100.000
Patricia L. Kampling
Affirmative	20,693,289,719.327	98.606
Withheld	292,527,529.171	1.394
TOTAL	20,985,817,248.498	100.000
Alan J. Lacy
Affirmative	20,659,591,158.873	98.445
Withheld	326,226,089.625	1.555
TOTAL	20,985,817,248.498	100.000
Ned C. Lautenbach
Affirmative	20,634,244,420.039	98.325
Withheld	351,572,828.459	1.675
TOTAL	20,985,817,248.498	100.000
Robert A. Lawrence
Affirmative	20,672,781,907.548	98.508
Withheld	313,035,340.950	1.492
TOTAL	20,985,817,248.498	100.000
Joseph Mauriello
Affirmative	20,652,465,304.654	98.412
Withheld	333,351,943.843	1.588
TOTAL	20,985,817,248.498	100.000
Cornelia M. Small
Affirmative	20,671,641,667.984	98.503
Withheld	314,175,580.514	1.497
TOTAL	20,985,817,248.498	100.000
Garnett A. Smith
Affirmative	20,655,644,270.628	98.427
Withheld	330,172,977.870	1.573
TOTAL	20,985,817,248.498	100.000
David M. Thomas
Affirmative	20,654,595,907.599	98.422
Withheld	331,221,340.899	1.578
TOTAL	20,985,817,248.498	100.000
Susan Tomasky
Affirmative	20,686,662,870.375	98.574
Withheld	299,154,378.123	1.426
TOTAL	20,985,817,248.498	100.000
Michael E. Wiley
Affirmative	20,662,847,882.871	98.461
Withheld	322,969,365.626	1.539
TOTAL	20,985,817,248.498	100.000
Proposal 1 reflects trust wide proposal and voting results.

EQU-K6-ANN-0321
1.9893876.101

Fidelity Flex® Funds

Fidelity Flex® Mid Cap Value Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Mid Cap Value Fund	13.69%	8.23%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Mid Cap Value Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$13,618	Fidelity Flex® Mid Cap Value Fund
$12,846	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending January 31, 2021, the fund gained 13.69%, outperforming the 6.80% result of the benchmark Russell Midcap® Value Index. Versus the benchmark, security selection was the primary contributor, especially within the real estate sector. Strong picks in the financials sector, primarily driven by the diversified financials industry, also boosted the fund's relative result. Also bolstering the fund's relative result was security selection in the consumer discretionary sector, especially within the retailing industry. Darling Ingredients, the fund's biggest individual contributor, advanced 124% this period. We decreased our stake in the company the past year. Our second-largest contributor was Tronox Holdings, which gained roughly 81% the past 12 months. Another contributor this period was eBay. The fund's investment in the stock of eBay gained about 68% the past 12 months. All of these contributors were non-benchmark positions. Conversely, the biggest detractor from performance versus the benchmark was an underweighting and stock selection in information technology. Stock picking and an underweighting in the communication services sector, primarily within the media & entertainment industry, also hampered the fund's relative performance. Also hampering the fund's relative performance was stock selection and an overweighting in energy. Not owning Newmont, a benchmark component that gained roughly 33%, was the largest individual relative detractor. The fund's non-benchmark stake in AerCap Holdings, a position not held at period end, returned -49%. Also hampering performance was our overweighting in Capri Holdings, which returned approximately -52%. Capri Holdings was not held at period end. Notable changes in positioning include increased exposure to the materials sector and a lower allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Cigna Corp.	2.5
The AES Corp.	2.0
CubeSmart	2.0
CBRE Group, Inc.	1.8
Ameriprise Financial, Inc.	1.7
Capital One Financial Corp.	1.6
Tapestry, Inc.	1.6
American Tower Corp.	1.6
CenterPoint Energy, Inc.	1.6
SLM Corp.	1.6
18.0

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Financials	18.8
Industrials	17.7
Consumer Discretionary	11.0
Real Estate	9.3
Utilities	8.6

Asset Allocation (% of fund's net assets)

As of January 31, 2021 *
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 9.4%

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 0.7%
Liberty Global PLC Class C (a)	9,311	$224,954
Media - 2.3%
Interpublic Group of Companies, Inc.	17,302	416,459
Nexstar Broadcasting Group, Inc. Class A	3,123	354,991
		771,450

TOTAL COMMUNICATION SERVICES		996,404

CONSUMER DISCRETIONARY - 11.0%
Distributors - 1.2%
LKQ Corp. (a)	11,368	398,903
Diversified Consumer Services - 0.8%
Laureate Education, Inc. Class A (a)	21,022	273,496
Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment, Inc. (a)	7,273	511,946
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	3,200	459,520
Internet & Direct Marketing Retail - 2.4%
eBay, Inc.	8,572	484,404
Expedia, Inc.	2,443	303,176
		787,580
Leisure Products - 1.3%
Mattel, Inc. (a)	23,541	426,563
Specialty Retail - 0.8%
Lowe's Companies, Inc.	1,580	263,623
Textiles, Apparel & Luxury Goods - 1.6%
Tapestry, Inc.	17,339	548,259

TOTAL CONSUMER DISCRETIONARY		3,669,890

CONSUMER STAPLES - 5.4%
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc. (a)	4,459	187,590
U.S. Foods Holding Corp. (a)	8,220	254,738
		442,328
Food Products - 1.3%
Darling Ingredients, Inc. (a)	6,794	421,296
Household Products - 1.8%
Energizer Holdings, Inc.	5,812	254,798
Spectrum Brands Holdings, Inc.	4,772	360,620
		615,418
Tobacco - 1.0%
Altria Group, Inc.	7,958	326,915

TOTAL CONSUMER STAPLES		1,805,957

ENERGY - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
Cheniere Energy, Inc. (a)	7,494	474,595
Hess Corp.	8,169	440,963
The Williams Companies, Inc.	16,018	340,062
Valero Energy Corp.	5,914	333,727
		1,589,347
FINANCIALS - 18.8%
Banks - 3.1%
First Citizens Bancshares, Inc.	545	324,815
M&T Bank Corp.	3,228	427,613
Signature Bank	1,668	275,537
		1,027,965
Capital Markets - 3.8%
Ameriprise Financial, Inc.	2,803	554,630
Lazard Ltd. Class A	8,205	338,046
LPL Financial	3,390	367,273
		1,259,949
Consumer Finance - 6.1%
Capital One Financial Corp.	5,259	548,303
Discover Financial Services	3,485	291,137
OneMain Holdings, Inc.	9,771	454,938
SLM Corp.	37,729	523,679
Synchrony Financial	7,152	240,665
		2,058,722
Diversified Financial Services - 1.1%
Voya Financial, Inc.	6,484	359,603
Insurance - 4.7%
American International Group, Inc.	6,931	259,497
Assurant, Inc.	3,081	417,383
Fairfax Financial Holdings Ltd. (sub. vtg.)	510	185,024
Reinsurance Group of America, Inc.	2,712	284,896
The Travelers Companies, Inc.	3,085	420,486
		1,567,286

TOTAL FINANCIALS		6,273,525

HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 1.0%
Hologic, Inc. (a)	4,270	340,447
Health Care Providers & Services - 5.5%
Centene Corp. (a)	8,527	514,178
Cigna Corp.	3,903	847,144
Laboratory Corp. of America Holdings (a)	1,975	452,097
		1,813,419
Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (a)	1,951	303,381

TOTAL HEALTH CARE		2,457,247

INDUSTRIALS - 17.7%
Air Freight & Logistics - 0.6%
FedEx Corp.	854	200,980
Building Products - 1.7%
Builders FirstSource, Inc. (a)	6,630	253,598
Jeld-Wen Holding, Inc. (a)	11,878	308,709
		562,307
Commercial Services & Supplies - 1.3%
The Brink's Co.	6,219	423,700
Construction & Engineering - 3.5%
AECOM (a)	7,572	379,357
Fluor Corp.	22,626	391,204
Willscot Mobile Mini Holdings (a)	16,443	389,864
		1,160,425
Machinery - 1.3%
Allison Transmission Holdings, Inc.	10,522	428,245
Marine - 0.5%
Kirby Corp. (a)	3,394	172,279
Professional Services - 3.6%
ASGN, Inc. (a)	3,818	316,550
Manpower, Inc.	4,319	381,972
Nielsen Holdings PLC	23,347	521,339
		1,219,861
Road & Rail - 2.6%
Ryder System, Inc.	6,845	428,429
TFI International, Inc. (Canada)	6,871	456,401
		884,830
Trading Companies & Distributors - 2.6%
Beacon Roofing Supply, Inc. (a)	9,643	383,502
Univar, Inc. (a)	25,371	471,647
		855,149

TOTAL INDUSTRIALS		5,907,776

INFORMATION TECHNOLOGY - 4.3%
Electronic Equipment & Components - 1.0%
Flex Ltd. (a)	18,114	319,531
IT Services - 0.9%
DXC Technology Co.	10,748	303,094
Semiconductors & Semiconductor Equipment - 1.3%
ON Semiconductor Corp. (a)	12,916	445,473
Software - 1.1%
SS&C Technologies Holdings, Inc.	5,965	375,079

TOTAL INFORMATION TECHNOLOGY		1,443,177

MATERIALS - 8.5%
Chemicals - 5.3%
Axalta Coating Systems Ltd. (a)	11,886	320,803
Element Solutions, Inc.	9,269	157,851
Olin Corp.	19,176	458,498
Tronox Holdings PLC	29,680	455,588
W.R. Grace & Co.	6,426	372,837
		1,765,577
Construction Materials - 1.2%
Eagle Materials, Inc.	3,470	381,804
Containers & Packaging - 2.0%
Crown Holdings, Inc. (a)	4,252	383,318
O-I Glass, Inc.	22,315	282,062
		665,380

TOTAL MATERIALS		2,812,761

REAL ESTATE - 9.3%
Equity Real Estate Investment Trusts (REITs) - 7.5%
American Tower Corp.	2,317	526,793
CubeSmart	19,095	665,270
Douglas Emmett, Inc.	10,750	297,883
Equinix, Inc.	688	509,092
Equity Lifestyle Properties, Inc.	8,044	489,397
		2,488,435
Real Estate Management & Development - 1.8%
CBRE Group, Inc. (a)	10,083	614,861

TOTAL REAL ESTATE		3,103,296

UTILITIES - 8.6%
Electric Utilities - 2.8%
Edison International	8,139	473,364
PG&E Corp. (a)	40,001	457,211
		930,575
Independent Power and Renewable Electricity Producers - 3.4%
The AES Corp.	27,335	666,701
Vistra Corp.	24,020	479,679
		1,146,380
Multi-Utilities - 2.4%
CenterPoint Energy, Inc.	24,965	526,512
NiSource, Inc.	11,873	262,987
		789,499

TOTAL UTILITIES		2,866,454

TOTAL COMMON STOCKS
(Cost $26,184,318)		32,925,834
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.08% to 0.09% 3/18/21 to 4/15/21
(Cost $99,985)	100,000	99,989
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.09% (b)
(Cost $256,574)	256,523	256,574
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $26,540,877)		33,282,397
NET OTHER ASSETS (LIABILITIES) - 0.1%		44,309
NET ASSETS - 100%		$33,326,706

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,261
Fidelity Securities Lending Cash Central Fund	109
Total	$1,370

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$996,404	$996,404	$--	$--
Consumer Discretionary	3,669,890	3,669,890	--	--
Consumer Staples	1,805,957	1,805,957	--	--
Energy	1,589,347	1,589,347	--	--
Financials	6,273,525	6,273,525	--	--
Health Care	2,457,247	2,457,247	--	--
Industrials	5,907,776	5,907,776	--	--
Information Technology	1,443,177	1,443,177	--	--
Materials	2,812,761	2,812,761	--	--
Real Estate	3,103,296	3,103,296	--	--
Utilities	2,866,454	2,866,454	--	--
U.S. Government and Government Agency Obligations	99,989	--	99,989	--
Money Market Funds	256,574	256,574	--	--
Total Investments in Securities:	$33,282,397	$33,182,408	$99,989	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $26,284,303)	$33,025,823
Fidelity Central Funds (cost $256,574)	256,574
Total Investment in Securities (cost $26,540,877)		$33,282,397
Foreign currency held at value (cost $142)		157
Receivable for fund shares sold		34,869
Dividends receivable		13,283
Distributions receivable from Fidelity Central Funds		78
Total assets		33,330,784
Liabilities
Payable to custodian bank	$1,779
Payable for fund shares redeemed	2,299
Total liabilities		4,078
Net Assets		$33,326,706
Net Assets consist of:
Paid in capital		$29,233,857
Total accumulated earnings (loss)		4,092,849
Net Assets		$33,326,706
Net Asset Value, offering price and redemption price per share ($33,326,706 ÷ 2,731,424 shares)		$12.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$560,313
Interest		112
Income from Fidelity Central Funds (including $109 from security lending)		1,370
Total income		561,795
Expenses
Independent trustees' fees and expenses	$167
Miscellaneous	1,244
Total expenses		1,411
Net investment income (loss)		560,384
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,481,671)
Fidelity Central Funds	(3)
Foreign currency transactions	(1,316)
Futures contracts	99,234
Total net realized gain (loss)		(2,383,756)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,383,752
Assets and liabilities in foreign currencies	4
Futures contracts	2,832
Total change in net unrealized appreciation (depreciation)		5,386,588
Net gain (loss)		3,002,832
Net increase (decrease) in net assets resulting from operations		$3,563,216

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$560,384	$223,967
Net realized gain (loss)	(2,383,756)	77,641
Change in net unrealized appreciation (depreciation)	5,386,588	1,454,826
Net increase (decrease) in net assets resulting from operations	3,563,216	1,756,434
Distributions to shareholders	(809,255)	(209,901)
Share transactions
Proceeds from sales of shares	18,921,702	36,549,568
Reinvestment of distributions	809,255	209,901
Cost of shares redeemed	(25,603,734)	(4,581,492)
Net increase (decrease) in net assets resulting from share transactions	(5,872,777)	32,177,977
Total increase (decrease) in net assets	(3,118,816)	33,724,510
Net Assets
Beginning of period	36,445,522	2,721,012
End of period	$33,326,706	$36,445,522
Other Information
Shares
Sold	1,990,765	3,433,071
Issued in reinvestment of distributions	73,321	18,893
Redeemed	(2,649,563)	(421,308)
Net increase (decrease)	(585,477)	3,030,656

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Value Fund

Years ended January 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.99	$9.51	$11.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.18	.20	.17
Net realized and unrealized gain (loss)	1.29	1.37	(1.18)	1.10
Total from investment operations	1.48	1.55	(.98)	1.27
Distributions from net investment income	(.20)	(.07)	(.21)	(.10)
Distributions from net realized gain	(.07)	–	(.44)	(.03)
Total distributions	(.27)	(.07)	(.65)	(.13)
Net asset value, end of period	$12.20	$10.99	$9.51	$11.14
Total ReturnC	13.69%	16.26%	(8.60)%	12.72%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	- %G
Net investment income (loss)	1.88%	1.71%	1.88%	1.76%G
Supplemental Data
Net assets, end of period (000 omitted)	$33,327	$36,446	$2,721	$2,869
Portfolio turnover rateH	119%	89%	218%	137%G

 A For the period March 8, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Flex Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, futures contracts, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,124,220
Gross unrealized depreciation	(730,621)
Net unrealized appreciation (depreciation)	$6,393,599
Tax Cost	$26,888,798

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,277,305)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,393,614

The Fund intends to elect to defer to its next fiscal year $23,461 of ordinary losses recognized during the period January 1, 2021 to January 31, 2021.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,277,305)
Total capital loss carryforward	$(2,277,305)

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Ordinary Income	$793,877	$ 209,901
Long-term Capital Gains	15,378	–
Total	$809,255	$ 209,901

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Mid Cap Value Fund	35,080,323	40,949,949

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Mid Cap Value Fund	$988

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $2,345,613 and $2,197,072, respectively.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor.

Amount
Fidelity Flex Mid Cap Value Fund	$69

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex Mid Cap Value Fund	$–	$–

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Mid Cap Value Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Mid Cap Value Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from March 8, 2017 (commencement of operations) through January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 8, 2017 (commencement of operations) through January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of -the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Flex Mid Cap Value Fund	- %-C			$--D
Actual		$1,000.00	$1,333.70	$--D
Hypothetical-E		$1,000.00	$1,025.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 2% and 76% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1% and 80% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3% and 13% of the dividends distributed in March and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex Mid Cap Value Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	20,677,600,881.166	98.531
Withheld	308,216,367.332	1.469
TOTAL	20,985,817,248.498	100.000
Donald F. Donahue
Affirmative	20,685,205,663.711	98.568
Withheld	300,611,584.787	1.432
TOTAL	20,985,817,248.498	100.000
Bettina Doulton
Affirmative	20,701,129,729.034	98.643
Withheld	284,687,519.464	1.357
TOTAL	20,985,817,248.498	100.000
Vicki L. Fuller
Affirmative	20,713,892,146.063	98.704
Withheld	271,925,102.435	1.296
TOTAL	20,985,817,248.498	100.000
Patricia L. Kampling
Affirmative	20,693,289,719.327	98.606
Withheld	292,527,529.171	1.394
TOTAL	20,985,817,248.498	100.000
Alan J. Lacy
Affirmative	20,659,591,158.873	98.445
Withheld	326,226,089.625	1.555
TOTAL	20,985,817,248.498	100.000
Ned C. Lautenbach
Affirmative	20,634,244,420.039	98.325
Withheld	351,572,828.459	1.675
TOTAL	20,985,817,248.498	100.000
Robert A. Lawrence
Affirmative	20,672,781,907.548	98.508
Withheld	313,035,340.950	1.492
TOTAL	20,985,817,248.498	100.000
Joseph Mauriello
Affirmative	20,652,465,304.654	98.412
Withheld	333,351,943.843	1.588
TOTAL	20,985,817,248.498	100.000
Cornelia M. Small
Affirmative	20,671,641,667.984	98.503
Withheld	314,175,580.514	1.497
TOTAL	20,985,817,248.498	100.000
Garnett A. Smith
Affirmative	20,655,644,270.628	98.427
Withheld	330,172,977.870	1.573
TOTAL	20,985,817,248.498	100.000
David M. Thomas
Affirmative	20,654,595,907.599	98.422
Withheld	331,221,340.899	1.578
TOTAL	20,985,817,248.498	100.000
Susan Tomasky
Affirmative	20,686,662,870.375	98.574
Withheld	299,154,378.123	1.426
TOTAL	20,985,817,248.498	100.000
Michael E. Wiley
Affirmative	20,662,847,882.871	98.461
Withheld	322,969,365.626	1.539
TOTAL	20,985,817,248.498	100.000
Proposal 1 reflects trust wide proposal and voting results.

ZMV-ANN-0321
1.9881567.103

Fidelity® Mid Cap Value Fund

Annual Report

January 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.01%	6.02%	7.81%
Class M (incl. 3.50% sales charge)	2.06%	6.21%	7.77%
Class C (incl. contingent deferred sales charge)	4.26%	6.48%	7.64%
Fidelity® Mid Cap Value Fund	6.37%	7.58%	8.78%
Class I	6.41%	7.58%	8.76%
Class Z	6.54%	7.70%	8.82%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$23,193	Fidelity® Mid Cap Value Fund
$26,458	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year ending January 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 5% to 6.6%, trailing the 6.80% result of the benchmark Russell Midcap® Value Index. Stock picking in the materials and financials sectors, especially banks, detracted most versus the benchmark. Positioning in the communication services and consumer staples sectors and security selection in information technology also hampered relative performance. The biggest individual relative detractors were overweight positions in OGE Energy (-30%) and Jones Lang LaSalle (-14%), each among the fund's biggest holdings this period. Avoiding Newmont, a benchmark component that gained roughly 33%, also hindered performance. Conversely, security selection and an overweighting in the consumer discretionary sector, especially within the retailing industry, aided relative performance. The fund's cash position also helped. The biggest individual relative contributor was Williams-Sonoma (+89%), an overweight position and top holding at period end. Further aiding performance was Synnex, a new addition and outsized stake that gained 36%. Notable changes in positioning this period include a higher allocation to the consumer discretionary and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Williams-Sonoma, Inc.	5.2
CBRE Group, Inc.	5.2
Best Buy Co., Inc.	4.9
Reliance Steel & Aluminum Co.	4.5
Jones Lang LaSalle, Inc.	3.9
Synchrony Financial	3.8
Amdocs Ltd.	3.0
NRG Energy, Inc.	2.8
MDU Resources Group, Inc.	2.7
M&T Bank Corp.	2.5
38.5

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Industrials	17.1
Financials	14.8
Consumer Discretionary	13.1
Real Estate	11.4
Utilities	9.8

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 6.2%

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Entertainment - 1.2%
Electronic Arts, Inc.	102,700	$14,706,640
Media - 2.4%
Interpublic Group of Companies, Inc.	1,222,569	29,427,236

TOTAL COMMUNICATION SERVICES		44,133,876

CONSUMER DISCRETIONARY - 13.1%
Auto Components - 1.5%
BorgWarner, Inc.	454,690	19,092,433
Distributors - 0.3%
LKQ Corp. (a)	104,300	3,659,887
Household Durables - 1.2%
PulteGroup, Inc.	259,600	11,292,600
Whirlpool Corp.	20,500	3,794,345
		15,086,945
Specialty Retail - 10.1%
Best Buy Co., Inc.	549,212	59,765,250
Williams-Sonoma, Inc. (b)	496,939	64,065,376
		123,830,626

TOTAL CONSUMER DISCRETIONARY		161,669,891

CONSUMER STAPLES - 4.1%
Food & Staples Retailing - 0.7%
Kroger Co.	241,800	8,342,100
Food Products - 3.4%
Ingredion, Inc. (b)	277,793	20,965,038
The J.M. Smucker Co. (b)	179,784	20,928,655
		41,893,693

TOTAL CONSUMER STAPLES		50,235,793

ENERGY - 2.3%
Energy Equipment & Services - 1.8%
Baker Hughes Co. Class A	1,086,400	21,825,776
Oil, Gas & Consumable Fuels - 0.5%
Antero Midstream GP LP	95,100	770,310
Black Stone Minerals LP	33,500	285,755
EOG Resources, Inc.	50,900	2,593,864
Sunoco Logistics Partners, LP	29,600	925,888
Teekay LNG Partners LP	70,600	874,734
World Fuel Services Corp.	27,700	847,343
		6,297,894

TOTAL ENERGY		28,123,670

FINANCIALS - 14.8%
Banks - 3.2%
M&T Bank Corp.	237,500	31,461,625
Popular, Inc.	146,300	8,302,525
		39,764,150
Capital Markets - 1.9%
Federated Hermes, Inc. Class B (non-vtg.)	235,500	6,358,500
State Street Corp.	234,800	16,436,000
		22,794,500
Consumer Finance - 3.8%
Synchrony Financial	1,377,546	46,354,423
Insurance - 5.9%
Allstate Corp.	113,700	12,186,366
American National Group, Inc.	4,200	371,196
Hartford Financial Services Group, Inc.	411,700	19,769,834
MetLife, Inc.	451,880	21,758,022
Old Republic International Corp.	918,900	16,632,090
Unum Group	77,521	1,800,813
		72,518,321

TOTAL FINANCIALS		181,431,394

HEALTH CARE - 7.6%
Biotechnology - 2.5%
Alexion Pharmaceuticals, Inc. (a)	73,500	11,269,755
Amgen, Inc.	33,668	8,128,465
Exelixis, Inc. (a)	64,800	1,439,208
Regeneron Pharmaceuticals, Inc. (a)	16,300	8,212,592
United Therapeutics Corp. (a)	13,600	2,227,952
		31,277,972
Health Care Equipment & Supplies - 0.9%
Hologic, Inc. (a)	133,900	10,675,847
Health Care Providers & Services - 2.2%
Cigna Corp.	40,400	8,768,820
Universal Health Services, Inc. Class B	147,221	18,355,514
		27,124,334
Pharmaceuticals - 2.0%
Jazz Pharmaceuticals PLC (a)	158,013	24,571,022

TOTAL HEALTH CARE		93,649,175

INDUSTRIALS - 17.1%
Building Products - 2.1%
Fortune Brands Home & Security, Inc.	101,200	8,728,500
Masco Corp.	184,100	9,998,471
Simpson Manufacturing Co. Ltd.	23,500	2,162,000
UFP Industries, Inc.	98,200	5,296,908
		26,185,879
Construction & Engineering - 1.3%
EMCOR Group, Inc.	182,700	16,132,410
Electrical Equipment - 3.5%
Acuity Brands, Inc.	171,951	20,675,388
Encore Wire Corp.	100,100	5,780,775
Hubbell, Inc. Class B (b)	107,400	16,711,440
		43,167,603
Machinery - 5.5%
Allison Transmission Holdings, Inc.	575,100	23,406,570
Crane Co.	273,067	20,665,711
Dover Corp.	60,000	6,989,400
ITT, Inc.	138,100	10,317,451
Mueller Industries, Inc.	188,400	6,433,860
		67,812,992
Professional Services - 1.8%
Manpower, Inc.	247,326	21,873,511
Road & Rail - 1.9%
Knight-Swift Transportation Holdings, Inc. Class A	72,500	2,900,000
Landstar System, Inc.	132,700	18,498,380
Werner Enterprises, Inc.	47,000	1,844,280
		23,242,660
Trading Companies & Distributors - 1.0%
Boise Cascade Co.	19,700	938,311
MSC Industrial Direct Co., Inc. Class A	137,000	10,627,090
		11,565,401

TOTAL INDUSTRIALS		209,980,456

INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 0.3%
Juniper Networks, Inc.	173,300	4,231,986
Electronic Equipment & Components - 2.1%
Avnet, Inc.	169,900	5,999,169
CDW Corp.	23,600	3,107,176
Sanmina Corp. (a)	131,000	4,074,100
SYNNEX Corp.	148,400	12,112,408
		25,292,853
IT Services - 4.1%
Accenture PLC Class A	22,600	5,467,392
Amdocs Ltd.	518,197	36,595,072
CACI International, Inc. Class A (a)	30,100	7,260,722
Sykes Enterprises, Inc. (a)	31,900	1,231,021
		50,554,207
Software - 1.0%
Citrix Systems, Inc.	65,200	8,691,812
SS&C Technologies Holdings, Inc.	49,200	3,093,696
		11,785,508
Technology Hardware, Storage & Peripherals - 1.3%
HP, Inc.	328,900	8,005,426
Xerox Holdings Corp.	393,400	8,273,202
		16,278,628

TOTAL INFORMATION TECHNOLOGY		108,143,182

MATERIALS - 6.5%
Chemicals - 1.6%
Minerals Technologies, Inc.	44,800	2,761,024
NewMarket Corp.	43,900	17,217,141
		19,978,165
Containers & Packaging - 0.1%
Berry Global Group, Inc. (a)	33,600	1,658,832
Metals & Mining - 4.5%
Reliance Steel & Aluminum Co.	475,138	55,154,019
Paper & Forest Products - 0.3%
Schweitzer-Mauduit International, Inc.	92,600	3,439,164

TOTAL MATERIALS		80,230,180

REAL ESTATE - 11.4%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Equity Commonwealth	189,800	5,411,198
Essex Property Trust, Inc.	10,200	2,444,022
Gaming & Leisure Properties	249,642	10,267,775
Highwoods Properties, Inc. (SBI)	207,800	7,790,422
PS Business Parks, Inc.	19,000	2,586,280
		28,499,697
Real Estate Management & Development - 9.1%
CBRE Group, Inc. (a)	1,043,656	63,642,143
Jones Lang LaSalle, Inc. (a)	330,619	48,339,804
		111,981,947

TOTAL REAL ESTATE		140,481,644

UTILITIES - 9.8%
Electric Utilities - 6.1%
Exelon Corp.	256,084	10,642,851
NRG Energy, Inc.	837,939	34,699,054
OGE Energy Corp.	968,574	29,560,878
		74,902,783
Independent Power and Renewable Electricity Producers - 1.0%
Vistra Corp.	612,700	12,235,619
Multi-Utilities - 2.7%
MDU Resources Group, Inc.	1,266,472	33,295,549

TOTAL UTILITIES		120,433,951

TOTAL COMMON STOCKS
(Cost $1,074,339,211)		1,218,513,212

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.09% (c)	27,995,576	28,001,175
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	37,707,148	37,710,919
TOTAL MONEY MARKET FUNDS
(Cost $65,712,094)		65,712,094
TOTAL INVESTMENT IN SECURITIES - 104.5%
(Cost $1,140,051,305)		1,284,225,306
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(54,751,831)
NET ASSETS - 100%		$1,229,473,475

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$95,828
Fidelity Securities Lending Cash Central Fund	24,281
Total	$120,109

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$44,133,876	$44,133,876	$--	$--
Consumer Discretionary	161,669,891	161,669,891	--	--
Consumer Staples	50,235,793	50,235,793	--	--
Energy	28,123,670	28,123,670	--	--
Financials	181,431,394	181,431,394	--	--
Health Care	93,649,175	93,649,175	--	--
Industrials	209,980,456	209,980,456	--	--
Information Technology	108,143,182	108,143,182	--	--
Materials	80,230,180	80,230,180	--	--
Real Estate	140,481,644	140,481,644	--	--
Utilities	120,433,951	120,433,951	--	--
Money Market Funds	65,712,094	65,712,094	--	--
Total Investments in Securities:	$1,284,225,306	$1,284,225,306	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $35,982,641) — See accompanying schedule: Unaffiliated issuers (cost $1,074,339,211)	$1,218,513,212
Fidelity Central Funds (cost $65,712,094)	65,712,094
Total Investment in Securities (cost $1,140,051,305)		$1,284,225,306
Receivable for fund shares sold		467,484
Dividends receivable		628,336
Distributions receivable from Fidelity Central Funds		3,700
Prepaid expenses		1,318
Other receivables		15,092
Total assets		1,285,341,236
Liabilities
Payable for fund shares redeemed	$17,564,759
Accrued management fee	258,433
Distribution and service plan fees payable	77,644
Other affiliated payables	219,273
Other payables and accrued expenses	48,452
Collateral on securities loaned	37,699,200
Total liabilities		55,867,761
Net Assets		$1,229,473,475
Net Assets consist of:
Paid in capital		$1,279,752,028
Total accumulated earnings (loss)		(50,278,553)
Net Assets		$1,229,473,475
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($122,837,554 ÷ 5,419,655 shares)(a)		$22.67
Maximum offering price per share (100/94.25 of $22.67)		$24.05
Class M:
Net Asset Value and redemption price per share ($30,548,821 ÷ 1,355,160 shares)(a)		$22.54
Maximum offering price per share (100/96.50 of $22.54)		$23.36
Class C:
Net Asset Value and offering price per share ($43,128,345 ÷ 1,974,566 shares)(a)		$21.84
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($920,385,891 ÷ 39,962,749 shares)		$23.03
Class I:
Net Asset Value, offering price and redemption price per share ($94,585,796 ÷ 4,144,420 shares)		$22.82
Class Z:
Net Asset Value, offering price and redemption price per share ($17,987,068 ÷ 789,043 shares)		$22.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$29,708,871
Income from Fidelity Central Funds (including $24,281 from security lending)		120,109
Total income		29,828,980
Expenses
Management fee
Basic fee	$6,318,245
Performance adjustment	(3,992,321)
Transfer agent fees	2,257,964
Distribution and service plan fees	867,532
Accounting fees	384,584
Custodian fees and expenses	10,673
Independent trustees' fees and expenses	7,002
Registration fees	100,481
Audit	80,072
Legal	7,324
Interest	79
Miscellaneous	42,135
Total expenses before reductions	6,083,770
Expense reductions	(118,211)
Total expenses after reductions		5,965,559
Net investment income (loss)		23,863,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(67,385,101)
Fidelity Central Funds	3,986
Foreign currency transactions	20,505
Total net realized gain (loss)		(67,360,610)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	69,180,069
Assets and liabilities in foreign currencies	(421)
Total change in net unrealized appreciation (depreciation)		69,179,648
Net gain (loss)		1,819,038
Net increase (decrease) in net assets resulting from operations		$25,682,459

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,863,421	$35,686,237
Net realized gain (loss)	(67,360,610)	(65,998,712)
Change in net unrealized appreciation (depreciation)	69,179,648	137,720,740
Net increase (decrease) in net assets resulting from operations	25,682,459	107,408,265
Distributions to shareholders	(23,901,751)	(30,653,496)
Share transactions - net increase (decrease)	(328,621,412)	(557,574,102)
Total increase (decrease) in net assets	(326,840,704)	(480,819,333)
Net Assets
Beginning of period	1,556,314,179	2,037,133,512
End of period	$1,229,473,475	$1,556,314,179

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.75	$20.91	$26.62	$24.94	$20.52
Income from Investment Operations
Net investment income (loss)A	.35	.38	.39	.44B	.29
Net realized and unrealized gain (loss)	.97	.83	(3.35)	3.54	4.40
Total from investment operations	1.32	1.21	(2.96)	3.98	4.69
Distributions from net investment income	(.40)	(.37)	(.40)	(.43)	(.27)
Distributions from net realized gain	–	–	(2.35)	(1.87)	–
Total distributions	(.40)	(.37)	(2.75)	(2.30)	(.27)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$22.67	$21.75	$20.91	$26.62	$24.94
Total ReturnD,E	6.12%	5.72%	(11.23)%	16.13%	22.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.76%	.82%	.98%	1.01%
Expenses net of fee waivers, if any	.73%	.76%	.82%	.98%	1.01%
Expenses net of all reductions	.72%	.75%	.81%	.97%	1.00%
Net investment income (loss)	1.79%	1.77%	1.66%	1.67%B	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$122,838	$141,439	$173,538	$255,907	$299,124
Portfolio turnover rateH	67%	83%I	80%I	138%I	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.18%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class M

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.65	$20.82	$26.51	$24.84	$20.46
Income from Investment Operations
Net investment income (loss)A	.29	.32	.32	.36B	.22
Net realized and unrealized gain (loss)	.95	.82	(3.33)	3.54	4.38
Total from investment operations	1.24	1.14	(3.01)	3.90	4.60
Distributions from net investment income	(.35)	(.31)	(.33)	(.35)	(.22)
Distributions from net realized gain	–	–	(2.35)	(1.87)	–
Total distributions	(.35)	(.31)	(2.68)	(2.23)C	(.22)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$22.54	$21.65	$20.82	$26.51	$24.84
Total ReturnE,F	5.76%	5.44%	(11.48)%	15.84%	22.48%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.03%	1.10%	1.25%	1.29%
Expenses net of fee waivers, if any	1.01%	1.03%	1.10%	1.25%	1.29%
Expenses net of all reductions	1.00%	1.02%	1.09%	1.24%	1.29%
Net investment income (loss)	1.51%	1.50%	1.39%	1.40%B	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$30,549	$35,684	$41,540	$57,807	$60,761
Portfolio turnover rateI	67%	83%J	80%J	138%J	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .76%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.99	$20.19	$25.76	$24.22	$19.95
Income from Investment Operations
Net investment income (loss)A	.19	.21	.21	.23B	.11
Net realized and unrealized gain (loss)	.91	.80	(3.23)	3.43	4.27
Total from investment operations	1.10	1.01	(3.02)	3.66	4.38
Distributions from net investment income	(.25)	(.21)	(.20)	(.25)	(.11)
Distributions from net realized gain	–	–	(2.35)	(1.87)	–
Total distributions	(.25)	(.21)	(2.55)	(2.12)	(.11)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$21.84	$20.99	$20.19	$25.76	$24.22
Total ReturnD,E	5.26%	4.96%	(11.89)%	15.28%	21.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.51%	1.56%	1.72%	1.76%
Expenses net of fee waivers, if any	1.49%	1.51%	1.56%	1.72%	1.76%
Expenses net of all reductions	1.48%	1.50%	1.55%	1.71%	1.75%
Net investment income (loss)	1.04%	1.02%	.92%	.93%B	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$43,128	$60,685	$85,519	$138,506	$144,503
Portfolio turnover rateH	67%	83%I	80%I	138%I	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.09	$21.23	$26.99	$25.24	$20.76
Income from Investment Operations
Net investment income (loss)A	.41	.45	.47	.52B	.35
Net realized and unrealized gain (loss)	.99	.84	(3.41)	3.60	4.46
Total from investment operations	1.40	1.29	(2.94)	4.12	4.81
Distributions from net investment income	(.46)	(.43)	(.47)	(.50)	(.33)
Distributions from net realized gain	–	–	(2.35)	(1.87)	–
Total distributions	(.46)	(.43)	(2.82)	(2.37)	(.33)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$23.03	$22.09	$21.23	$26.99	$25.24
Total ReturnD	6.37%	6.03%	(10.97)%	16.51%	23.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.44%	.46%	.53%	.69%	.73%
Expenses net of fee waivers, if any	.43%	.46%	.53%	.69%	.73%
Expenses net of all reductions	.43%	.45%	.52%	.68%	.72%
Net investment income (loss)	2.09%	2.07%	1.96%	1.96%B	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$920,386	$1,156,286	$1,456,510	$2,332,143	$2,426,359
Portfolio turnover rateG	67%	83%H	80%H	138%H	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.88	$21.03	$26.77	$25.05	$20.61
Income from Investment Operations
Net investment income (loss)A	.41	.45	.46	.51B	.35
Net realized and unrealized gain (loss)	.98	.83	(3.38)	3.58	4.43
Total from investment operations	1.39	1.28	(2.92)	4.09	4.78
Distributions from net investment income	(.45)	(.43)	(.47)	(.50)	(.34)
Distributions from net realized gain	–	–	(2.35)	(1.87)	–
Total distributions	(.45)	(.43)	(2.82)	(2.37)	(.34)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$22.82	$21.88	$21.03	$26.77	$25.05
Total ReturnD	6.41%	6.01%	(10.99)%	16.52%	23.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%	.46%	.53%	.69%	.73%
Expenses net of fee waivers, if any	.42%	.46%	.53%	.69%	.73%
Expenses net of all reductions	.41%	.45%	.52%	.68%	.73%
Net investment income (loss)	2.10%	2.07%	1.95%	1.95%B	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$94,586	$127,647	$244,054	$410,868	$363,949
Portfolio turnover rateG	67%	83%H	80%H	138%H	83%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class Z

Years ended January 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.86	$21.01	$26.76	$25.03
Income from Investment Operations
Net investment income (loss)B	.43	.48	.49	.56C
Net realized and unrealized gain (loss)	.99	.83	(3.38)	3.59
Total from investment operations	1.42	1.31	(2.89)	4.15
Distributions from net investment income	(.48)	(.46)	(.51)	(.54)
Distributions from net realized gain	–	–	(2.35)	(1.87)
Total distributions	(.48)	(.46)	(2.86)	(2.42)D
Net asset value, end of period	$22.80	$21.86	$21.01	$26.76
Total ReturnE	6.54%	6.19%	(10.86)%	16.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.29%	.33%	.40%	.56%
Expenses net of fee waivers, if any	.29%	.33%	.40%	.56%
Expenses net of all reductions	.28%	.32%	.39%	.55%
Net investment income (loss)	2.23%	2.20%	2.09%	2.09%C
Supplemental Data
Net assets, end of period (000 omitted)	$17,987	$34,573	$35,972	$32,974
Portfolio turnover rateH	67%	83%I	80%I	138%I

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.60%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$199,934,814
Gross unrealized depreciation	(55,927,918)
Net unrealized appreciation (depreciation)	$144,006,896
Tax Cost	$1,140,218,410

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(194,279,033)
Net unrealized appreciation (depreciation) on securities and other investments	$144,006,896

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(76,084,154)
Long-term	(118,194,879)
Total capital loss carryforward	$(194,279,033)

The Fund intends to elect to defer to its next fiscal year $6,416 of ordinary losses recognized during the period January 1,2021 to January 31, 2021.

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Ordinary Income	$23,901,751	$ 30,653,496

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid Cap Value Fund	782,164,788	1,037,028,151

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 357,313 shares of the Fund were redeemed in-kind for investments and cash with a value of $7,769,327. The Fund had a net realized gain of $953,056 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Midcap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .20% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$283,042	$5,623
Class M	.25%	.25%	139,388	1,122
Class C	.75%	.25%	445,102	19,811
			$867,532	$26,556

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$27,557
Class M	3,399
Class C(a)	1,663
$32,619

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$261,986.23
Class M	71,658.26
Class C	103,855.23
Mid Cap Value	1,654,595.19
Class I	154,853.18
Class Z	11,017.04
	$2,257,964

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Mid Cap Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value Fund	$27,971

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Mid Cap Value Fund	Borrower	$8,405,000.34%		$79

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $61,085,923 and $87,287,615, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Mid Cap Value Fund	$2,804

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Mid Cap Value Fund	$2,557	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $112,347 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $591.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,273.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2021	Year ended January 31, 2020
Distributions to shareholders
Class A	$2,163,678	$2,394,766
Class M	465,254	510,699
Class C	513,185	616,126
Mid Cap Value	18,752,263	23,731,890
Class I	1,638,592	2,698,882
Class Z	368,779	701,133
Total	$23,901,751	$30,653,496

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2021	Year ended January 31, 2020	Year ended January 31, 2021	Year ended January 31, 2020
Class A
Shares sold	917,329	1,004,356	$17,574,702	$21,578,476
Reinvestment of distributions	95,063	105,481	2,107,549	2,363,773
Shares redeemed	(2,094,919)	(2,904,976)	(40,636,481)	(62,269,422)
Net increase (decrease)	(1,082,527)	(1,795,139)	$(20,954,230)	$(38,327,173)
Class M
Shares sold	153,342	154,682	$3,056,204	$3,319,054
Reinvestment of distributions	20,936	22,710	461,857	506,671
Shares redeemed	(467,588)	(524,041)	(8,724,533)	(11,218,534)
Net increase (decrease)	(293,310)	(346,649)	$(5,206,472)	$(7,392,809)
Class C
Shares sold	119,309	182,381	$2,185,949	$3,784,548
Reinvestment of distributions	23,849	27,336	510,123	591,589
Shares redeemed	(1,060,142)	(1,553,063)	(19,578,112)	(32,022,085)
Net increase (decrease)	(916,984)	(1,343,346)	$(16,882,040)	$(27,645,948)
Mid Cap Value
Shares sold	3,482,266	2,687,666	$69,370,479	$58,799,714
Reinvestment of distributions	796,192	997,660	17,930,244	22,686,785
Shares redeemed	(16,671,262)	(19,943,038)(a)	(327,351,759)	(438,331,615)(a)
Net increase (decrease)	(12,392,804)	(16,257,712)	$(240,051,036)	$(356,845,116)
Class I
Shares sold	2,174,158	1,766,654	$44,402,514	$37,972,577
Reinvestment of distributions	72,727	113,719	1,622,550	2,563,218
Shares redeemed	(3,935,478)	(7,651,428)	(75,322,550)	(165,254,663)
Net increase (decrease)	(1,688,593)	(5,771,055)	$(29,297,486)	$(124,718,868)
Class Z
Shares sold	1,066,509	781,177	$19,594,806	$17,085,406
Reinvestment of distributions	15,261	24,328	340,157	547,372
Shares redeemed	(1,874,633)	(935,595)	(36,165,111)	(20,276,966)
Net increase (decrease)	(792,863)	(130,090)	$(16,230,148)	$(2,644,188)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Mid Cap Value Fund
Class A	.72%
Actual		$1,000.00	$1,224.40	$4.03
Hypothetical-C		$1,000.00	$1,021.52	$3.66
Class M	.99%
Actual		$1,000.00	$1,222.50	$5.53
Hypothetical-C		$1,000.00	$1,020.16	$5.03
Class C	1.47%
Actual		$1,000.00	$1,219.30	$8.20
Hypothetical-C		$1,000.00	$1,017.75	$7.46
Mid Cap Value	.42%
Actual		$1,000.00	$1,225.70	$2.35
Hypothetical-C		$1,000.00	$1,023.03	$2.14
Class I	.41%
Actual		$1,000.00	$1,226.10	$2.29
Hypothetical-C		$1,000.00	$1,023.08	$2.08
Class Z	.28%
Actual		$1,000.00	$1,227.10	$1.57
Hypothetical-C		$1,000.00	$1,023.73	$1.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%; Class M designates 100%; Class C designates 100%; Mid Cap Value designates 98%; Class I designates 99% and Class Z designates 93% of the dividends distributed during the fiscal year during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Mid Cap Value Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	20,677,600,881.166	98.531
Withheld	308,216,367.332	1.469
TOTAL	20,985,817,248.498	100.000
Donald F. Donahue
Affirmative	20,685,205,663.711	98.568
Withheld	300,611,584.787	1.432
TOTAL	20,985,817,248.498	100.000
Bettina Doulton
Affirmative	20,701,129,729.034	98.643
Withheld	284,687,519.464	1.357
TOTAL	20,985,817,248.498	100.000
Vicki L. Fuller
Affirmative	20,713,892,146.063	98.704
Withheld	271,925,102.435	1.296
TOTAL	20,985,817,248.498	100.000
Patricia L. Kampling
Affirmative	20,693,289,719.327	98.606
Withheld	292,527,529.171	1.394
TOTAL	20,985,817,248.498	100.000
Alan J. Lacy
Affirmative	20,659,591,158.873	98.445
Withheld	326,226,089.625	1.555
TOTAL	20,985,817,248.498	100.000
Ned C. Lautenbach
Affirmative	20,634,244,420.039	98.325
Withheld	351,572,828.459	1.675
TOTAL	20,985,817,248.498	100.000
Robert A. Lawrence
Affirmative	20,672,781,907.548	98.508
Withheld	313,035,340.950	1.492
TOTAL	20,985,817,248.498	100.000
Joseph Mauriello
Affirmative	20,652,465,304.654	98.412
Withheld	333,351,943.843	1.588
TOTAL	20,985,817,248.498	100.000
Cornelia M. Small
Affirmative	20,671,641,667.984	98.503
Withheld	314,175,580.514	1.497
TOTAL	20,985,817,248.498	100.000
Garnett A. Smith
Affirmative	20,655,644,270.628	98.427
Withheld	330,172,977.870	1.573
TOTAL	20,985,817,248.498	100.000
David M. Thomas
Affirmative	20,654,595,907.599	98.422
Withheld	331,221,340.899	1.578
TOTAL	20,985,817,248.498	100.000
Susan Tomasky
Affirmative	20,686,662,870.375	98.574
Withheld	299,154,378.123	1.426
TOTAL	20,985,817,248.498	100.000
Michael E. Wiley
Affirmative	20,662,847,882.871	98.461
Withheld	322,969,365.626	1.539
TOTAL	20,985,817,248.498	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	453,663,724.005	64.976
Against	95,057,229.492	13.615
Abstain	67,323,742.831	9.642
Broker Non-Vote	82,159,043.990	11.767
TOTAL	698,203,740.318	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

MCV-ANN-0321
1.900180.111

Fidelity® Mid Cap Value K6 Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Life of fundA
Fidelity® Mid Cap Value K6 Fund	5.83%	3.76%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$11,458	Fidelity® Mid Cap Value K6 Fund
$12,723	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year ending January 31, 2021, the fund gained 5.83%, underperforming the 6.80% result of the benchmark Russell Midcap® Value Index. Stock picking in the materials and financials sectors, especially banks, detracted most versus the benchmark. Positioning in the communication services and consumer staples sectors and security selection in information technology also hampered relative performance. The biggest individual relative detractors were overweight positions in OGE Energy (-30%) and Jones Lang LaSalle (-13%), each among the fund's biggest holdings this period. Avoiding Newmont, a benchmark component that gained roughly 33%, also hindered performance. Conversely, security selection and an overweighting in the consumer discretionary sector, especially within the retailing industry, aided relative performance. The fund's cash position also helped. The biggest individual relative contributor was Williams-Sonoma (+88%), an overweight position and top holding at period end. Further aiding performance was Synnex, a new addition and outsized stake that gained 37%. Notable changes in positioning this period include a higher allocation to the consumer discretionary and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Williams-Sonoma, Inc.	5.2
CBRE Group, Inc.	5.2
Best Buy Co., Inc.	4.9
Reliance Steel & Aluminum Co.	4.5
Jones Lang LaSalle, Inc.	4.0
Synchrony Financial	3.8
Amdocs Ltd.	3.0
NRG Energy, Inc.	2.8
MDU Resources Group, Inc.	2.7
M&T Bank Corp.	2.5
38.6

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Industrials	17.1
Financials	14.8
Consumer Discretionary	13.2
Real Estate	11.5
Utilities	9.8

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 6.2%

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Entertainment - 1.2%
Electronic Arts, Inc.	2,335	$334,372
Media - 2.4%
Interpublic Group of Companies, Inc.	27,349	658,290

TOTAL COMMUNICATION SERVICES		992,662

CONSUMER DISCRETIONARY - 13.2%
Auto Components - 1.6%
BorgWarner, Inc.	10,207	428,592
Distributors - 0.3%
LKQ Corp. (a)	2,300	80,707
Household Durables - 1.2%
PulteGroup, Inc.	5,777	251,300
Whirlpool Corp.	467	86,437
		337,737
Specialty Retail - 10.1%
Best Buy Co., Inc.	12,310	1,339,574
Williams-Sonoma, Inc.	11,128	1,434,618
		2,774,192

TOTAL CONSUMER DISCRETIONARY		3,621,228

CONSUMER STAPLES - 4.1%
Food & Staples Retailing - 0.7%
Kroger Co.	5,405	186,473
Food Products - 3.4%
Ingredion, Inc.	6,250	471,688
The J.M. Smucker Co.	4,028	468,899
		940,587

TOTAL CONSUMER STAPLES		1,127,060

ENERGY - 2.3%
Energy Equipment & Services - 1.8%
Baker Hughes Co. Class A	24,314	488,468
Oil, Gas & Consumable Fuels - 0.5%
Antero Midstream GP LP	2,100	17,010
Black Stone Minerals LP	600	5,118
EOG Resources, Inc.	1,100	56,056
Sunoco Logistics Partners, LP	600	18,768
Teekay LNG Partners LP	1,600	19,824
World Fuel Services Corp.	658	20,128
		136,904

TOTAL ENERGY		625,372

FINANCIALS - 14.8%
Banks - 3.2%
M&T Bank Corp.	5,219	691,361
Popular, Inc.	3,200	181,600
		872,961
Capital Markets - 1.9%
Federated Hermes, Inc. Class B (non-vtg.)	5,228	141,156
State Street Corp.	5,237	366,590
		507,746
Consumer Finance - 3.8%
Synchrony Financial	30,827	1,037,329
Insurance - 5.9%
Allstate Corp.	2,558	274,166
American National Group, Inc.	95	8,396
Hartford Financial Services Group, Inc.	9,228	443,129
MetLife, Inc.	10,090	485,834
Old Republic International Corp.	20,578	372,462
Unum Group	1,759	40,862
		1,624,849

TOTAL FINANCIALS		4,042,885

HEALTH CARE - 7.7%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	1,678	257,288
Amgen, Inc.	779	188,074
Exelixis, Inc. (a)	1,400	31,094
Regeneron Pharmaceuticals, Inc. (a)	400	201,536
United Therapeutics Corp. (a)	277	45,378
		723,370
Health Care Equipment & Supplies - 0.9%
Hologic, Inc. (a)	3,000	239,190
Health Care Providers & Services - 2.2%
Cigna Corp.	900	195,345
Universal Health Services, Inc. Class B	3,298	411,195
		606,540
Pharmaceuticals - 2.0%
Jazz Pharmaceuticals PLC (a)	3,491	542,851

TOTAL HEALTH CARE		2,111,951

INDUSTRIALS - 17.1%
Building Products - 2.1%
Fortune Brands Home & Security, Inc.	2,278	196,478
Masco Corp.	4,100	222,671
Simpson Manufacturing Co. Ltd.	500	46,000
UFP Industries, Inc.	2,145	115,701
		580,850
Construction & Engineering - 1.3%
EMCOR Group, Inc.	4,104	362,383
Electrical Equipment - 3.5%
Acuity Brands, Inc.	3,806	457,633
Encore Wire Corp.	2,240	129,360
Hubbell, Inc. Class B	2,426	377,486
		964,479
Machinery - 5.5%
Allison Transmission Holdings, Inc.	12,873	523,931
Crane Co.	6,089	460,816
Dover Corp.	1,300	151,437
ITT, Inc.	3,074	229,659
Mueller Industries, Inc.	4,204	143,567
		1,509,410
Professional Services - 1.8%
Manpower, Inc.	5,575	493,053
Road & Rail - 1.9%
Knight-Swift Transportation Holdings, Inc. Class A	1,600	64,000
Landstar System, Inc.	2,984	415,970
Werner Enterprises, Inc.	1,000	39,240
		519,210
Trading Companies & Distributors - 1.0%
Boise Cascade Co.	400	19,052
MSC Industrial Direct Co., Inc. Class A	3,074	238,450
		257,502

TOTAL INDUSTRIALS		4,686,887

INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 0.3%
Juniper Networks, Inc.	3,827	93,455
Electronic Equipment & Components - 2.1%
Avnet, Inc.	3,732	131,777
CDW Corp.	500	65,830
Sanmina Corp. (a)	2,893	89,972
SYNNEX Corp.	3,360	274,243
		561,822
IT Services - 4.1%
Accenture PLC Class A	462	111,767
Amdocs Ltd.	11,590	818,486
CACI International, Inc. Class A (a)	700	168,854
Sykes Enterprises, Inc. (a)	700	27,013
		1,126,120
Software - 1.0%
Citrix Systems, Inc.	1,500	199,965
SS&C Technologies Holdings, Inc.	1,100	69,168
		269,133
Technology Hardware, Storage & Peripherals - 1.3%
HP, Inc.	7,500	182,550
Xerox Holdings Corp.	8,756	184,139
		366,689

TOTAL INFORMATION TECHNOLOGY		2,417,219

MATERIALS - 6.6%
Chemicals - 1.7%
Minerals Technologies, Inc.	1,029	63,417
NewMarket Corp.	1,029	403,564
		466,981
Containers & Packaging - 0.1%
Berry Global Group, Inc. (a)	700	34,559
Metals & Mining - 4.5%
Reliance Steel & Aluminum Co.	10,613	1,231,957
Paper & Forest Products - 0.3%
Schweitzer-Mauduit International, Inc.	2,054	76,286

TOTAL MATERIALS		1,809,783

REAL ESTATE - 11.5%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Equity Commonwealth	4,199	119,713
Essex Property Trust, Inc.	200	47,922
Gaming & Leisure Properties	5,633	231,685
Highwoods Properties, Inc. (SBI)	4,661	174,741
PS Business Parks, Inc.	439	59,757
		633,818
Real Estate Management & Development - 9.2%
CBRE Group, Inc. (a)	23,298	1,420,712
Jones Lang LaSalle, Inc. (a)	7,420	1,084,878
		2,505,590

TOTAL REAL ESTATE		3,139,408

UTILITIES - 9.8%
Electric Utilities - 6.1%
Exelon Corp.	5,757	239,261
NRG Energy, Inc.	18,723	775,319
OGE Energy Corp.	21,672	661,429
		1,676,009
Independent Power and Renewable Electricity Producers - 1.0%
Vistra Corp.	13,703	273,649
Multi-Utilities - 2.7%
MDU Resources Group, Inc.	28,333	744,875

TOTAL UTILITIES		2,694,533

TOTAL COMMON STOCKS
(Cost $23,804,732)		27,268,988

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.09% (b)
(Cost $264,532)	264,479	264,532
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $24,069,264)		27,533,520
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(129,220)
NET ASSETS - 100%		$27,404,300

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,588
Fidelity Securities Lending Cash Central Fund	297
Total	$3,885

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$992,662	$992,662	$--	$--
Consumer Discretionary	3,621,228	3,621,228	--	--
Consumer Staples	1,127,060	1,127,060	--	--
Energy	625,372	625,372	--	--
Financials	4,042,885	4,042,885	--	--
Health Care	2,111,951	2,111,951	--	--
Industrials	4,686,887	4,686,887	--	--
Information Technology	2,417,219	2,417,219	--	--
Materials	1,809,783	1,809,783	--	--
Real Estate	3,139,408	3,139,408	--	--
Utilities	2,694,533	2,694,533	--	--
Money Market Funds	264,532	264,532	--	--
Total Investments in Securities:	$27,533,520	$27,533,520	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $23,804,732)	$27,268,988
Fidelity Central Funds (cost $264,532)	264,532
Total Investment in Securities (cost $24,069,264)		$27,533,520
Receivable for fund shares sold		18,399
Dividends receivable		14,181
Distributions receivable from Fidelity Central Funds		19
Other receivables		489
Total assets		27,566,608
Liabilities
Payable for fund shares redeemed	$151,612
Accrued management fee	10,696
Total liabilities		162,308
Net Assets		$27,404,300
Net Assets consist of:
Paid in capital		$32,461,262
Total accumulated earnings (loss)		(5,056,962)
Net Assets		$27,404,300
Net Asset Value, offering price and redemption price per share ($27,404,300 ÷ 2,574,825 shares)		$10.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$974,859
Income from Fidelity Central Funds (including $297 from security lending)		3,885
Total income		978,744
Expenses
Management fee	$175,458
Independent trustees' fees and expenses	237
Miscellaneous	542
Total expenses before reductions	176,237
Expense reductions	(4,160)
Total expenses after reductions		172,077
Net investment income (loss)		806,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,436,339)
Fidelity Central Funds	49
Foreign currency transactions	689
Total net realized gain (loss)		(2,435,601)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,921,034
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		1,921,020
Net gain (loss)		(514,581)
Net increase (decrease) in net assets resulting from operations		$292,086

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$806,667	$1,051,757
Net realized gain (loss)	(2,435,601)	(1,226,520)
Change in net unrealized appreciation (depreciation)	1,921,020	3,245,984
Net increase (decrease) in net assets resulting from operations	292,086	3,071,221
Distributions to shareholders	(859,404)	(925,927)
Share transactions
Proceeds from sales of shares	5,595,450	12,851,209
Reinvestment of distributions	859,404	925,927
Cost of shares redeemed	(31,670,830)	(11,658,955)
Net increase (decrease) in net assets resulting from share transactions	(25,215,976)	2,118,181
Total increase (decrease) in net assets	(25,783,294)	4,263,475
Net Assets
Beginning of period	53,187,594	48,924,119
End of period	$27,404,300	$53,187,594
Other Information
Shares
Sold	622,935	1,265,042
Issued in reinvestment of distributions	83,383	87,517
Redeemed	(3,306,292)	(1,146,724)
Net increase (decrease)	(2,599,974)	205,835

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value K6 Fund

Years ended January 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.28	$9.85	$11.35	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.21	.21	.11
Net realized and unrealized gain (loss)	.40C	.40	(1.44)	1.33
Total from investment operations	.59	.61	(1.23)	1.44
Distributions from net investment income	(.23)	(.18)	(.22)	(.09)
Distributions from net realized gain	–	–	(.05)	–
Total distributions	(.23)	(.18)	(.27)	(.09)
Net asset value, end of period	$10.64	$10.28	$9.85	$11.35
Total ReturnD,E	5.83%	6.15%	(10.82)%	14.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%	.45%	.45%H
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%H
Expenses net of all reductions	.44%	.44%	.44%	.45%H
Net investment income (loss)	2.07%	2.05%	2.05%	1.52%H
Supplemental Data
Net assets, end of period (000 omitted)	$27,404	$53,188	$48,924	$67,563
Portfolio turnover rateI	73%J	102%J	89%J	142%H,J

 A For the period May 25, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Mid Cap Value K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,378,028
Gross unrealized depreciation	(958,789)
Net unrealized appreciation (depreciation)	$3,419,239
Tax Cost	$24,114,281

The Fund intends to elect to defer to its next fiscal year $19,474 of ordinary losses recognized during the period January 1, 2021 to January 31, 2021.

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(8,456,727)
Net unrealized appreciation (depreciation) on securities and other investments	$3,419,239

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,583,144)
Long-term	(2,873,583)
Total capital loss carryforward	$(8,456,727)

Due to large redemptions in a prior period, approximately $1,849,024 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $1,170,413 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	January 31, 2021	January 31. 2020
Ordinary Income	$859,404	$ 925,927

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid Cap Value K6 Fund	27,355,935	48,183,924

Unaffiliated Redemptions In-Kind. During the period, 198,493 shares of the Fund were redeemed in-kind for investments and cash with a value of $1,794,378. The net realized gain of $102,357 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $7,769,327 in exchange for 769,274 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Mid Cap Value K6 Fund	$968

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $1,875,712 and $2,944,136, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor.

Amount
Fidelity Mid Cap Value K6 Fund	$95

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Mid Cap Value K6 Fund	$29	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $4,134 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $26.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Value K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Mid Cap Value K6 Fund	.45%
Actual		$1,000.00	$1,222.00	$2.51
Hypothetical-C		$1,000.00	$1,022.87	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100%, of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Mid Cap Value K6 Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	20,677,600,881.166	98.531
Withheld	308,216,367.332	1.469
TOTAL	20,985,817,248.498	100.000
Donald F. Donahue
Affirmative	20,685,205,663.711	98.568
Withheld	300,611,584.787	1.432
TOTAL	20,985,817,248.498	100.000
Bettina Doulton
Affirmative	20,701,129,729.034	98.643
Withheld	284,687,519.464	1.357
TOTAL	20,985,817,248.498	100.000
Vicki L. Fuller
Affirmative	20,713,892,146.063	98.704
Withheld	271,925,102.435	1.296
TOTAL	20,985,817,248.498	100.000
Patricia L. Kampling
Affirmative	20,693,289,719.327	98.606
Withheld	292,527,529.171	1.394
TOTAL	20,985,817,248.498	100.000
Alan J. Lacy
Affirmative	20,659,591,158.873	98.445
Withheld	326,226,089.625	1.555
TOTAL	20,985,817,248.498	100.000
Ned C. Lautenbach
Affirmative	20,634,244,420.039	98.325
Withheld	351,572,828.459	1.675
TOTAL	20,985,817,248.498	100.000
Robert A. Lawrence
Affirmative	20,672,781,907.548	98.508
Withheld	313,035,340.950	1.492
TOTAL	20,985,817,248.498	100.000
Joseph Mauriello
Affirmative	20,652,465,304.654	98.412
Withheld	333,351,943.843	1.588
TOTAL	20,985,817,248.498	100.000
Cornelia M. Small
Affirmative	20,671,641,667.984	98.503
Withheld	314,175,580.514	1.497
TOTAL	20,985,817,248.498	100.000
Garnett A. Smith
Affirmative	20,655,644,270.628	98.427
Withheld	330,172,977.870	1.573
TOTAL	20,985,817,248.498	100.000
David M. Thomas
Affirmative	20,654,595,907.599	98.422
Withheld	331,221,340.899	1.578
TOTAL	20,985,817,248.498	100.000
Susan Tomasky
Affirmative	20,686,662,870.375	98.574
Withheld	299,154,378.123	1.426
TOTAL	20,985,817,248.498	100.000
Michael E. Wiley
Affirmative	20,662,847,882.871	98.461
Withheld	322,969,365.626	1.539
TOTAL	20,985,817,248.498	100.000
Proposal 1 reflects trust wide proposal and voting results.

MCVK6-ANN-0321
1.9883983.103

Fidelity® Series All-Sector Equity Fund

Fidelity® Series Stock Selector Large Cap Value Fund

Fidelity® Series Value Discovery Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Value Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series All-Sector Equity Fund	24.94%	17.40%	13.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund on January 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Period Ending Values
$34,957	Fidelity® Series All-Sector Equity Fund
$35,932	Russell 1000® Index

Fidelity® Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year ending January 31, 2021, the fund gained 24.94%, outperforming the 19.84% gain of the benchmark, the Russell 1000® Index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Stock selection in communication services and financials also helped. Activision Blizzard, the fund's top individual relative contributor, rose 61% this period, and we reduced our stake in the company. Also bolstering performance was our overweighting in Fedex, which gained about 64%. Another notable relative contributor was an overweight position in Twilio (+183%). In contrast, consumer discretionary was the only sector that detracted versus the benchmark this period. The fund's position in cash, averaging about 1% of assets, also was a notable detractor in a rising market. The biggest individual relative detractor was an overweight position in General Electric (-15%), and we reduced our position in this company. A second notable relative detractor was our outsized stake in Royal Caribbean Cruises (-68%), a position that was sold the past year. Another notable relative detractor was an overweighting in Capital One Financial (+7%), which was among our largest holdings this period. Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Apple, Inc.	5.1
Microsoft Corp.	5.0
Amazon.com, Inc.	3.4
Alphabet, Inc. Class C	3.2
Facebook, Inc. Class A	2.1
MasterCard, Inc. Class A	1.6
UnitedHealth Group, Inc.	1.4
The Walt Disney Co.	1.3
Jabil, Inc.	1.3
Capital One Financial Corp.	1.2
25.6

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Information Technology	26.8
Health Care	13.4
Consumer Discretionary	12.1
Financials	10.3
Communication Services	10.3

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks and Equity Futures	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 5.1%

Fidelity® Series All-Sector Equity Fund

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 10.3%
Diversified Telecommunication Services - 0.0%
Vonage Holdings Corp. (a)	81,500	$1,017,120
Entertainment - 2.4%
Activision Blizzard, Inc.	73,321	6,672,211
Cinemark Holdings, Inc.	101,900	2,062,456
Electronic Arts, Inc.	38,300	5,484,560
Live Nation Entertainment, Inc. (a)	157,100	10,439,295
Netflix, Inc. (a)	10,500	5,590,095
Spotify Technology SA (a)	19,200	6,048,000
Take-Two Interactive Software, Inc. (a)	10,700	2,144,815
The Walt Disney Co.	290,317	48,822,610
World Wrestling Entertainment, Inc. Class A (b)	15,400	867,482
		88,131,524
Interactive Media & Services - 6.0%
Alphabet, Inc.:
Class A (a)	4,400	8,040,384
Class C (a)	64,666	118,709,963
Facebook, Inc. Class A (a)	302,600	78,170,658
InterActiveCorp (a)	30,900	6,487,455
Match Group, Inc. (a)	31,115	4,351,744
TripAdvisor, Inc. (a)	12,500	387,125
Twitter, Inc. (a)	50,900	2,571,977
Zoominfo Technologies, Inc.	56,000	2,688,560
		221,407,866
Media - 0.9%
Altice U.S.A., Inc. Class A (a)	139,100	4,947,787
Comcast Corp. Class A	326,548	16,186,984
Discovery Communications, Inc. Class A (a)(b)	27,700	1,147,334
Interpublic Group of Companies, Inc.	35,000	842,450
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	66,800	2,687,364
Liberty SiriusXM Series A (a)	30,900	1,248,978
Liberty SiriusXM Series C (a)	3,165	128,372
Nexstar Broadcasting Group, Inc. Class A	12,200	1,386,774
ViacomCBS, Inc. Class B	71,392	3,462,512
		32,038,555
Wireless Telecommunication Services - 1.0%
Boingo Wireless, Inc. (a)	433,200	4,999,128
T-Mobile U.S., Inc.	244,612	30,840,681
		35,839,809

TOTAL COMMUNICATION SERVICES		378,434,874

CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.5%
Aptiv PLC	139,400	18,623,840
Automobiles - 1.2%
Tesla, Inc. (a)	53,600	42,533,208
Diversified Consumer Services - 0.2%
Service Corp. International	164,100	8,275,563
Hotels, Restaurants & Leisure - 1.3%
Las Vegas Sands Corp.	341,300	16,413,117
Marriott International, Inc. Class A	157,100	18,272,301
McDonald's Corp.	56,000	11,639,040
		46,324,458
Household Durables - 0.3%
Lennar Corp. Class A	135,200	11,241,880
Internet & Direct Marketing Retail - 4.0%
Amazon.com, Inc. (a)	39,920	127,991,504
The Booking Holdings, Inc. (a)	10,890	21,173,754
		149,165,258
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	164,300	16,702,738
Specialty Retail - 3.3%
Best Buy Co., Inc.	163,300	17,770,306
Burlington Stores, Inc. (a)	73,360	18,259,304
The Home Depot, Inc.	157,979	42,783,873
TJX Companies, Inc.	341,296	21,856,596
Ulta Beauty, Inc. (a)	70,100	19,611,176
		120,281,255
Textiles, Apparel & Luxury Goods - 0.9%
Columbia Sportswear Co.	103,200	9,025,872
NIKE, Inc. Class B	190,300	25,422,177
		34,448,049

TOTAL CONSUMER DISCRETIONARY		447,596,249

CONSUMER STAPLES - 5.6%
Beverages - 1.9%
Boston Beer Co., Inc. Class A (a)	3,500	3,209,115
Constellation Brands, Inc. Class A (sub. vtg.)	47,900	10,103,547
Keurig Dr. Pepper, Inc.	149,243	4,745,927
Molson Coors Beverage Co. Class B	65,200	3,270,432
Monster Beverage Corp. (a)	110,198	9,568,492
PepsiCo, Inc.	168,800	23,053,016
The Coca-Cola Co.	351,600	16,929,540
		70,880,069
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	59,600	21,004,828
Performance Food Group Co. (a)	30,200	1,415,776
Sysco Corp.	46,300	3,310,913
U.S. Foods Holding Corp. (a)	11,100	343,989
Walgreens Boots Alliance, Inc.	119,500	6,004,875
Walmart, Inc.	157,100	22,070,979
		54,151,360
Food Products - 0.7%
Beyond Meat, Inc. (a)(b)	7,100	1,264,368
Darling Ingredients, Inc. (a)	46,500	2,883,465
Freshpet, Inc. (a)	29,800	4,151,438
Lamb Weston Holdings, Inc.	71,300	5,326,110
Mondelez International, Inc.	253,400	14,048,496
		27,673,877
Household Products - 1.2%
Clorox Co.	23,100	4,838,526
Procter & Gamble Co.	294,200	37,719,382
		42,557,908
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	46,000	10,885,900

TOTAL CONSUMER STAPLES		206,149,114

ENERGY - 2.2%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	126,100	2,533,349
Oceaneering International, Inc. (a)	145,944	1,233,227
		3,766,576
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.	534,700	7,635,516
Cheniere Energy, Inc. (a)	57,200	3,622,476
Chevron Corp.	23,929	2,038,751
EQT Corp.	23,100	376,761
Exxon Mobil Corp.	724,224	32,474,204
Hess Corp.	238,800	12,890,424
Kosmos Energy Ltd.	869,979	1,931,353
Magellan Midstream Partners LP	26,100	1,160,406
Marathon Petroleum Corp.	32,000	1,381,120
Phillips 66 Co.	139,300	9,444,540
The Williams Companies, Inc.	25,000	530,750
Valero Energy Corp.	96,800	5,462,424
		78,948,725

TOTAL ENERGY		82,715,301

FINANCIALS - 10.3%
Banks - 3.2%
Bank of America Corp.	782,687	23,206,670
Citigroup, Inc.	325,884	18,898,013
Comerica, Inc.	136,900	7,830,680
First Horizon National Corp.	347,800	4,830,942
Huntington Bancshares, Inc.	285,057	3,769,879
JPMorgan Chase & Co.	166,600	21,436,422
KeyCorp	309,500	5,218,170
M&T Bank Corp.	32,500	4,305,275
Signature Bank	27,700	4,575,763
Truist Financial Corp.	18,683	896,410
Wells Fargo & Co.	861,200	25,732,656
		120,700,880
Capital Markets - 2.6%
Bank of New York Mellon Corp.	578,400	23,037,672
BlackRock, Inc. Class A	26,300	18,443,138
Cboe Global Markets, Inc.	42,200	3,871,006
Intercontinental Exchange, Inc.	86,300	9,523,205
Morgan Stanley	306,700	20,564,235
State Street Corp.	146,100	10,227,000
StepStone Group, Inc. Class A	50,800	1,784,096
Virtu Financial, Inc. Class A	290,432	8,065,297
		95,515,649
Consumer Finance - 2.0%
Ally Financial, Inc.	161,500	6,111,160
American Express Co.	153,600	17,857,536
Capital One Financial Corp.	444,005	46,291,961
SLM Corp.	297,200	4,125,136
		74,385,793
Diversified Financial Services - 0.7%
Berkshire Hathaway, Inc. Class B (a)	74,900	17,067,463
Voya Financial, Inc.	151,900	8,424,374
		25,491,837
Insurance - 1.8%
American International Group, Inc.	236,400	8,850,816
Arch Capital Group Ltd. (a)	169,700	5,330,277
Arthur J. Gallagher & Co.	45,600	5,262,696
Hartford Financial Services Group, Inc.	203,500	9,772,070
Reinsurance Group of America, Inc.	33,800	3,550,690
The Travelers Companies, Inc.	182,100	24,820,230
Willis Towers Watson PLC	39,000	7,914,660
		65,501,439

TOTAL FINANCIALS		381,595,598

HEALTH CARE - 13.4%
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (a)	32,700	5,013,891
Amgen, Inc.	110,603	26,702,882
Biogen, Inc. (a)	9,700	2,741,317
Blueprint Medicines Corp. (a)	30,000	2,902,500
Neurocrine Biosciences, Inc. (a)	60,800	6,672,800
PTC Therapeutics, Inc. (a)	19,324	1,117,314
Regeneron Pharmaceuticals, Inc. (a)	37,400	18,843,616
Sarepta Therapeutics, Inc. (a)	5,600	500,640
Vertex Pharmaceuticals, Inc. (a)	24,000	5,497,920
		69,992,880
Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	282,800	34,951,252
Becton, Dickinson & Co.	20,200	5,288,158
Boston Scientific Corp. (a)	701,810	24,872,146
Danaher Corp.	21,000	4,994,640
DexCom, Inc. (a)	18,500	6,934,725
Intuitive Surgical, Inc. (a)	25,100	18,765,764
Masimo Corp. (a)	16,800	4,299,456
Stryker Corp.	68,000	15,028,680
		115,134,821
Health Care Providers & Services - 3.6%
AmerisourceBergen Corp.	92,200	9,607,240
Cigna Corp.	69,700	15,128,385
Guardant Health, Inc. (a)	24,000	3,732,000
HCA Holdings, Inc.	109,700	17,824,056
Humana, Inc.	58,400	22,373,624
Surgery Partners, Inc. (a)	296,200	11,042,336
UnitedHealth Group, Inc.	156,700	52,271,986
		131,979,627
Health Care Technology - 0.1%
Health Catalyst, Inc. (a)	105,000	5,216,400
Life Sciences Tools & Services - 1.2%
Thermo Fisher Scientific, Inc.	83,300	42,458,010
Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	553,400	33,995,362
Eli Lilly & Co.	204,766	42,585,185
Horizon Therapeutics PLC (a)	198,200	14,365,536
Merck & Co., Inc.	159,100	12,261,837
Royalty Pharma PLC	140,400	6,600,204
Zoetis, Inc. Class A	129,800	20,021,650
		129,829,774

TOTAL HEALTH CARE		494,611,512

INDUSTRIALS - 9.5%
Aerospace & Defense - 1.9%
General Dynamics Corp.	106,100	15,562,748
Northrop Grumman Corp.	57,900	16,594,719
Raytheon Technologies Corp.	354,748	23,672,334
The Boeing Co.	73,500	14,272,965
		70,102,766
Air Freight & Logistics - 0.5%
FedEx Corp.	84,699	19,933,063
Construction & Engineering - 0.5%
AECOM (a)	376,100	18,842,610
Electrical Equipment - 1.5%
Sensata Technologies, Inc. PLC (a)	526,039	28,669,126
Sunrun, Inc. (a)	376,395	26,072,882
		54,742,008
Industrial Conglomerates - 1.0%
3M Co.	36,100	6,341,326
General Electric Co.	2,261,819	24,156,227
Honeywell International, Inc.	22,000	4,298,140
		34,795,693
Machinery - 1.4%
Allison Transmission Holdings, Inc.	655,100	26,662,570
Caterpillar, Inc.	140,400	25,670,736
		52,333,306
Marine - 0.5%
Kirby Corp. (a)	361,100	18,329,436
Professional Services - 0.9%
Nielsen Holdings PLC	1,481,584	33,083,771
Road & Rail - 1.3%
Norfolk Southern Corp.	98,518	23,311,329
Uber Technologies, Inc. (a)	415,600	21,166,508
Union Pacific Corp.	24,400	4,818,268
		49,296,105

TOTAL INDUSTRIALS		351,458,758

INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 0.0%
CommScope Holding Co., Inc. (a)	15,900	233,571
Electronic Equipment & Components - 1.4%
Avnet, Inc.	20,700	730,917
Corning, Inc.	147,900	5,305,173
Jabil, Inc.	1,138,417	47,096,311
		53,132,401
IT Services - 5.5%
Alliance Data Systems Corp.	8,400	568,260
Cognizant Technology Solutions Corp. Class A	66,200	5,160,290
DXC Technology Co.	34,600	975,720
Euronet Worldwide, Inc. (a)	15,200	1,899,392
Fidelity National Information Services, Inc.	117,558	14,513,711
Fiserv, Inc. (a)	47,100	4,836,699
FleetCor Technologies, Inc. (a)	6,900	1,674,975
Genpact Ltd.	417,300	15,974,244
Global Payments, Inc.	73,400	12,956,568
GoDaddy, Inc. (a)	53,905	4,235,855
MasterCard, Inc. Class A	189,300	59,873,697
MongoDB, Inc. Class A (a)	18,000	6,652,980
PayPal Holdings, Inc. (a)	156,600	36,692,946
Sabre Corp.	195,600	2,108,568
Square, Inc. (a)	37,600	8,120,096
Twilio, Inc. Class A (a)	17,100	6,146,253
Visa, Inc. Class A	94,100	18,184,825
WEX, Inc. (a)	5,700	1,075,020
		201,650,099
Semiconductors & Semiconductor Equipment - 4.4%
Advanced Micro Devices, Inc. (a)	73,112	6,261,312
Applied Materials, Inc.	158,900	15,362,452
Array Technologies, Inc.	19,675	801,953
Lam Research Corp.	35,530	17,194,744
Marvell Technology Group Ltd.	458,400	23,589,264
Micron Technology, Inc. (a)	309,260	24,205,780
NVIDIA Corp.	71,280	37,036,375
ON Semiconductor Corp. (a)	579,468	19,985,851
Qualcomm, Inc.	90,904	14,206,477
Semtech Corp. (a)	10,900	773,355
Xilinx, Inc.	23,000	3,003,110
		162,420,673
Software - 10.0%
Adobe, Inc. (a)	14,100	6,468,657
Autodesk, Inc. (a)	79,435	22,037,652
Elastic NV (a)	117,500	17,855,300
FireEye, Inc. (a)	67,800	1,423,800
Five9, Inc. (a)	20,800	3,458,000
HubSpot, Inc. (a)	5,000	1,861,000
LivePerson, Inc. (a)	50,895	3,224,707
Microsoft Corp.	801,700	185,962,332
NortonLifeLock, Inc.	676,900	14,262,283
Nuance Communications, Inc. (a)	356,901	16,253,272
Nutanix, Inc. Class A (a)	11,700	357,084
Palo Alto Networks, Inc. (a)	29,100	10,206,825
PTC, Inc. (a)	28,500	3,787,935
Rapid7, Inc. (a)	35,400	3,073,428
RealPage, Inc. (a)	6,900	597,333
RingCentral, Inc. (a)	12,200	4,549,624
Salesforce.com, Inc. (a)	90,463	20,404,834
Slack Technologies, Inc. Class A (a)	26,800	1,130,156
Splunk, Inc. (a)	48,300	7,970,949
SS&C Technologies Holdings, Inc.	77,400	4,866,912
SVMK, Inc. (a)	381,740	9,623,665
VMware, Inc. Class A (a)(b)	19,400	2,674,290
Workday, Inc. Class A (a)	69,600	15,836,088
Yext, Inc. (a)	302,849	5,109,063
Zendesk, Inc. (a)	52,800	7,615,872
		370,611,061
Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	1,419,236	187,282,382
HP, Inc.	282,000	6,863,880
Pure Storage, Inc. Class A (a)	36,400	841,932
Western Digital Corp.	106,500	6,009,795
Xerox Holdings Corp.	24,700	519,441
		201,517,430

TOTAL INFORMATION TECHNOLOGY		989,565,235

MATERIALS - 2.7%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	20,477	5,462,445
Albemarle Corp. U.S.	24,900	4,050,234
DuPont de Nemours, Inc.	90,974	7,227,884
Ecolab, Inc.	21,882	4,475,088
FMC Corp.	27,848	3,015,660
Linde PLC	44,386	10,892,324
LyondellBasell Industries NV Class A	30,000	2,572,800
Olin Corp.	237,200	5,671,452
Sherwin-Williams Co.	5,585	3,863,703
		47,231,590
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	25,339	7,282,682
Vulcan Materials Co.	45,800	6,830,612
		14,113,294
Containers & Packaging - 0.2%
Crown Holdings, Inc. (a)	78,000	7,031,700
Metals & Mining - 0.8%
Freeport-McMoRan, Inc.	804,034	21,636,555
Newmont Corp.	91,300	5,441,480
Reliance Steel & Aluminum Co.	22,469	2,608,202
Royal Gold, Inc.	18,800	2,009,344
		31,695,581

TOTAL MATERIALS		100,072,165

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Alexandria Real Estate Equities, Inc.	27,200	4,545,392
American Tower Corp.	57,600	13,095,936
Corporate Office Properties Trust (SBI)	91,300	2,398,451
CubeSmart	109,500	3,814,980
Digital Realty Trust, Inc.	38,200	5,498,890
Douglas Emmett, Inc.	144,900	4,015,179
Equinix, Inc.	6,200	4,587,752
Equity Lifestyle Properties, Inc.	33,500	2,038,140
Invitation Homes, Inc.	169,300	4,990,964
Kilroy Realty Corp.	115,200	6,523,776
Mid-America Apartment Communities, Inc.	71,300	9,465,075
Prologis (REIT), Inc.	92,400	9,535,680
SBA Communications Corp. Class A	12,900	3,465,843
Ventas, Inc.	168,500	7,762,795
VICI Properties, Inc.	131,400	3,321,792
Weyerhaeuser Co.	335,800	10,473,602
		95,534,247
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc. (a)	66,500	9,722,965

TOTAL REAL ESTATE		105,257,212

UTILITIES - 2.7%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	12,000	970,920
Edison International	155,400	9,038,064
Entergy Corp.	22,200	2,116,326
Evergy, Inc.	90,400	4,857,192
Exelon Corp.	178,693	7,426,481
FirstEnergy Corp.	191,300	5,884,388
NextEra Energy, Inc.	260,540	21,069,870
NRG Energy, Inc.	46,200	1,913,142
PG&E Corp. (a)	645,493	7,377,985
Southern Co.	204,900	12,072,708
		72,727,076
Independent Power and Renewable Electricity Producers - 0.2%
Shoals Technologies Group, Inc.	5,700	193,401
The AES Corp.	143,500	3,499,965
Vistra Corp.	151,000	3,015,470
		6,708,836
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	103,790	2,188,931
Dominion Energy, Inc.	115,041	8,385,338
Sempra Energy	61,644	7,629,061
		18,203,330

TOTAL UTILITIES		97,639,242

TOTAL COMMON STOCKS
(Cost $2,187,835,562)		3,635,095,260
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.06% 4/1/21 (c)
(Cost $3,609,645)	3,610,000	3,609,667
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.09% (d)	72,377,905	$72,392,381
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	5,783,776	5,784,355
TOTAL MONEY MARKET FUNDS
(Cost $78,175,615)		78,176,736
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $2,269,620,822)		3,716,881,663
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(27,487,551)
NET ASSETS - 100%		$3,689,394,112

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	195	March 2021	$36,125,700	$(402,990)	$(402,990)

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,268,791.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$188,166
Fidelity Securities Lending Cash Central Fund	23,052
Total	$211,218

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$378,434,874	$378,434,874	$--	$--
Consumer Discretionary	447,596,249	447,596,249	--	--
Consumer Staples	206,149,114	206,149,114	--	--
Energy	82,715,301	82,715,301	--	--
Financials	381,595,598	381,595,598	--	--
Health Care	494,611,512	494,611,512	--	--
Industrials	351,458,758	351,458,758	--	--
Information Technology	989,565,235	989,565,235	--	--
Materials	100,072,165	100,072,165	--	--
Real Estate	105,257,212	105,257,212	--	--
Utilities	97,639,242	97,639,242	--	--
U.S. Government and Government Agency Obligations	3,609,667	--	3,609,667	--
Money Market Funds	78,176,736	78,176,736	--	--
Total Investments in Securities:	$3,716,881,663	$3,713,271,996	$3,609,667	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(402,990)	$(402,990)	$--	$--
Total Liabilities	$(402,990)	$(402,990)	$--	$--
Total Derivative Instruments:	$(402,990)	$(402,990)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(402,990)
Total Equity Risk	0	(402,990)
Total Value of Derivatives	$0	$(402,990)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $5,613,035) — See accompanying schedule: Unaffiliated issuers (cost $2,191,445,207)	$3,638,704,927
Fidelity Central Funds (cost $78,175,615)	78,176,736
Total Investment in Securities (cost $2,269,620,822)		$3,716,881,663
Receivable for investments sold		17,463,107
Receivable for fund shares sold		1,698,316
Dividends receivable		2,002,177
Distributions receivable from Fidelity Central Funds		7,126
Other receivables		103,173
Total assets		3,738,155,562
Liabilities
Payable to custodian bank	$3,392,213
Payable for investments purchased	22,943,916
Payable for fund shares redeemed	15,881,761
Payable for daily variation margin on futures contracts	722,475
Other payables and accrued expenses	36,260
Collateral on securities loaned	5,784,825
Total liabilities		48,761,450
Net Assets		$3,689,394,112
Net Assets consist of:
Paid in capital		$2,076,135,669
Total accumulated earnings (loss)		1,613,258,443
Net Assets		$3,689,394,112
Net Asset Value, offering price and redemption price per share ($3,689,394,112 ÷ 323,884,246 shares)		$11.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$44,392,124
Special dividends		5,382,000
Interest		13,085
Income from Fidelity Central Funds (including $23,052 from security lending)		211,218
Total income		49,998,427
Expenses
Custodian fees and expenses	$86,295
Independent trustees' fees and expenses	18,893
Interest	2,185
Miscellaneous	7,654
Total expenses		115,027
Net investment income (loss)		49,883,400
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	376,395,503
Fidelity Central Funds	1,889
Foreign currency transactions	(19,108)
Futures contracts	(1,182,097)
Total net realized gain (loss)		375,196,187
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	330,898,477
Assets and liabilities in foreign currencies	(1,800)
Futures contracts	(473,732)
Total change in net unrealized appreciation (depreciation)		330,422,945
Net gain (loss)		705,619,132
Net increase (decrease) in net assets resulting from operations		$755,502,532

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,883,400	$61,136,416
Net realized gain (loss)	375,196,187	394,908,482
Change in net unrealized appreciation (depreciation)	330,422,945	246,625,555
Net increase (decrease) in net assets resulting from operations	755,502,532	702,670,453
Distributions to shareholders	(440,518,195)	(301,301,401)
Share transactions
Proceeds from sales of shares	172,524,328	401,081,505
Reinvestment of distributions	440,518,195	301,301,401
Cost of shares redeemed	(719,507,203)	(1,221,330,518)
Net increase (decrease) in net assets resulting from share transactions	(106,464,680)	(518,947,612)
Total increase (decrease) in net assets	208,519,657	(117,578,560)
Net Assets
Beginning of period	3,480,874,455	3,598,453,015
End of period	$3,689,394,112	$3,480,874,455
Other Information
Shares
Sold	17,312,431	39,640,867
Issued in reinvestment of distributions	43,606,246	30,042,877
Redeemed	(71,429,879)	(120,330,645)
Net increase (decrease)	(10,511,202)	(50,646,901)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series All-Sector Equity Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$9.35	$13.46	$12.33	$12.02
Income from Investment Operations
Net investment income (loss)A	.15B	.17	.21	.18	.12
Net realized and unrealized gain (loss)	2.22	1.78	(.79)	2.80	2.33
Total from investment operations	2.37	1.95	(.58)	2.98	2.45
Distributions from net investment income	(.17)	(.18)	(.22)	(.19)	(.18)
Distributions from net realized gain	(1.23)	(.71)	(3.31)	(1.66)	(1.96)
Total distributions	(1.39)C	(.89)	(3.53)	(1.85)	(2.14)
Net asset value, end of period	$11.39	$10.41	$9.35	$13.46	$12.33
Total ReturnD	24.94%	21.33%	(3.23)%	25.62%	21.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	- %G	.20%	.68%
Expenses net of fee waivers, if any	- %G	- %G	- %G	.20%	.68%
Expenses net of all reductions	- %G	- %G	- %G	.20%	.67%
Net investment income (loss)	1.47%B	1.68%	1.68%	1.37%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$3,689,394	$3,480,874	$3,598,453	$6,550,143	$2,736,748
Portfolio turnover rateH	64%	59%	65%	61%	43%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Stock Selector Large Cap Value Fund	5.74%	10.31%	10.20%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$22,085	Fidelity® Series Stock Selector Large Cap Value Fund
$23,189	Russell 1000® Value Index

Fidelity® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Lead Manager Matt Friedman:  For the fiscal year ending January 31, 2021, the fund gained 5.74%, outperforming the 4.09% result of the benchmark Russell 1000® Value Index. Versus the benchmark, security selection was the primary contributor, especially within the financials sector. Strong picks in real estate also helped. Also bolstering the fund's relative result was stock selection in the industrials sector, primarily driven by the transportation industry. The fund's largest individual relative contributor was an outsized stake in FedEx, which gained 65% the past 12 months. Also adding value was our overweighting in Discover Financial Services, which gained roughly 249%. Discover Financial Services was not held at period end. Another notable relative contributor was an overweighting in Aptiv (+68%). In contrast, the largest detractor from performance versus the benchmark were stock picks in the consumer discretionary sector, primarily within the consumer services industry. Weak picks in the information technology sector, especially within the semiconductors & semiconductor equipment industry, also hurt the fund's relative performance. Also detracting from the fund's relative result was stock selection in the communication services sector, primarily within the media & entertainment industry. The fund's largest individual relative detractor was an underweighting in Royal Caribbean Cruises, which returned -44% the past year. Royal Caribbean Cruises was not held at period end. Another key detractor was our out-of-benchmark position in Cenovus Energy (-31%). Also hampering performance was our outsized stake in General Electric, which returned about -15%. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Capital One Financial Corp.	2.6
Alphabet, Inc. Class A	2.2
Verizon Communications, Inc.	2.2
Johnson & Johnson	2.0
Cisco Systems, Inc.	1.8
The Walt Disney Co.	1.7
Nielsen Holdings PLC	1.7
Berkshire Hathaway, Inc. Class B	1.6
Sensata Technologies, Inc. PLC	1.6
Wells Fargo & Co.	1.6
19.0

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Financials	19.3
Industrials	13.2
Health Care	13.0
Information Technology	9.3
Communication Services	9.2

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks	97.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Foreign investments - 9.7%

Fidelity® Series Stock Selector Large Cap Value Fund

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
COMMUNICATION SERVICES - 9.2%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	3,431,125	$98,233,109
Liberty Global PLC Class C (a)	1,930,534	46,641,701
Verizon Communications, Inc.	4,247,045	232,525,714
		377,400,524
Entertainment - 1.7%
The Walt Disney Co.	1,135,800	191,007,486
Interactive Media & Services - 2.4%
Alphabet, Inc. Class A (a)	133,744	244,398,436
Facebook, Inc. Class A (a)	61,300	15,835,629
		260,234,065
Media - 1.6%
Comcast Corp. Class A	1,539,197	76,297,995
Discovery Communications, Inc. Class A (a)(b)	296,181	12,267,817
Interpublic Group of Companies, Inc.	3,508,520	84,450,076
		173,015,888

TOTAL COMMUNICATION SERVICES		1,001,657,963

CONSUMER DISCRETIONARY - 7.3%
Auto Components - 1.0%
Aptiv PLC	838,400	112,010,240
Hotels, Restaurants & Leisure - 2.5%
Las Vegas Sands Corp.	1,632,300	78,497,307
Marriott International, Inc. Class A	617,600	71,833,056
McDonald's Corp.	601,260	124,965,878
		275,296,241
Household Durables - 0.6%
Lennar Corp. Class A	767,600	63,825,940
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	814,800	82,832,568
Specialty Retail - 2.4%
Best Buy Co., Inc.	837,300	91,114,986
Burlington Stores, Inc. (a)	369,790	92,040,731
Ulta Beauty, Inc. (a)	290,160	81,175,162
		264,330,879

TOTAL CONSUMER DISCRETIONARY		798,295,868

CONSUMER STAPLES - 6.6%
Beverages - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.)	100,000	21,093,000
Diageo PLC	219,400	8,808,294
Keurig Dr. Pepper, Inc. (b)	1,496,900	47,601,420
Monster Beverage Corp. (a)	147,300	12,790,059
PepsiCo, Inc.	218,300	29,813,231
The Coca-Cola Co.	1,730,500	83,323,575
		203,429,579
Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	478,500	24,044,625
Walmart, Inc.	884,371	124,245,282
		148,289,907
Food Products - 1.0%
General Mills, Inc.	323,900	18,818,590
Lamb Weston Holdings, Inc.	32,948	2,461,216
Mondelez International, Inc.	1,669,352	92,548,875
		113,828,681
Household Products - 1.6%
Kimberly-Clark Corp.	196,500	25,957,650
Procter & Gamble Co.	1,199,572	153,797,126
		179,754,776
Tobacco - 0.7%
Philip Morris International, Inc.	932,446	74,269,324

TOTAL CONSUMER STAPLES		719,572,267

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
BP PLC sponsored ADR	1,105,800	24,570,876
Cenovus Energy, Inc. (Canada)	10,723,647	63,314,592
Cheniere Energy, Inc. (a)	1,351,300	85,577,829
Exxon Mobil Corp.	2,587,500	116,023,500
Hess Corp.	1,194,200	64,462,916
Marathon Petroleum Corp.	1,716,800	74,097,088
Royal Dutch Shell PLC Class A (United Kingdom)	2,588,600	47,900,224
		475,947,025
FINANCIALS - 19.3%
Banks - 6.6%
Bank of America Corp.	5,571,600	165,197,940
Citigroup, Inc.	2,020,600	117,174,594
Comerica, Inc.	587,900	33,627,880
First Horizon National Corp.	2,478,400	34,424,976
JPMorgan Chase & Co.	1,065,600	137,110,752
KeyCorp	2,388,800	40,275,168
Societe Generale Series A	1,166,500	21,747,067
Wells Fargo & Co.	5,693,200	170,112,816
		719,671,193
Capital Markets - 4.5%
Bank of New York Mellon Corp.	3,730,400	148,581,832
BlackRock, Inc. Class A	184,400	129,312,344
Cboe Global Markets, Inc.	264,300	24,244,239
Morgan Stanley	2,195,300	147,194,865
Virtu Financial, Inc. Class A	1,399,798	38,872,390
		488,205,670
Consumer Finance - 3.4%
American Express Co.	761,600	88,543,616
Capital One Financial Corp.	2,709,600	282,502,896
		371,046,512
Diversified Financial Services - 2.2%
Berkshire Hathaway, Inc. Class B (a)	785,000	178,877,950
Voya Financial, Inc.	1,177,500	65,304,150
		244,182,100
Insurance - 2.6%
American International Group, Inc.	1,570,676	58,806,109
Arthur J. Gallagher & Co.	96,500	11,137,065
Hartford Financial Services Group, Inc.	1,417,900	68,087,558
The Travelers Companies, Inc.	1,114,864	151,955,963
		289,986,695

TOTAL FINANCIALS		2,113,092,170

HEALTH CARE - 13.0%
Biotechnology - 0.2%
Regeneron Pharmaceuticals, Inc. (a)	36,400	18,339,776
Health Care Equipment & Supplies - 4.8%
Abbott Laboratories	682,700	84,374,893
Baxter International, Inc.	473,500	36,379,005
Becton, Dickinson & Co.	378,900	99,192,231
Boston Scientific Corp. (a)	1,178,500	41,766,040
Danaher Corp.	638,500	151,860,840
Medtronic PLC	848,964	94,515,162
Stryker Corp.	105,000	23,206,050
		531,294,221
Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	111,200	11,587,040
Cardinal Health, Inc.	565,900	30,405,807
Cigna Corp.	433,100	94,004,355
CVS Health Corp.	679,836	48,710,249
Humana, Inc.	131,900	50,532,209
UnitedHealth Group, Inc.	209,200	69,784,936
		305,024,596
Life Sciences Tools & Services - 1.2%
Bio-Rad Laboratories, Inc. Class A (a)	24,400	13,999,988
Thermo Fisher Scientific, Inc.	225,300	114,835,410
		128,835,398
Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	994,800	61,110,564
Catalent, Inc. (a)	221,100	25,437,555
Johnson & Johnson	1,330,906	217,110,696
Merck & Co., Inc.	175,900	13,556,613
Pfizer, Inc.	3,354,736	120,435,022
		437,650,450

TOTAL HEALTH CARE		1,421,144,441

INDUSTRIALS - 13.2%
Aerospace & Defense - 3.0%
General Dynamics Corp.	545,400	79,999,272
Northrop Grumman Corp.	142,700	40,899,247
Raytheon Technologies Corp.	1,929,579	128,760,807
The Boeing Co.	419,600	81,482,124
		331,141,450
Air Freight & Logistics - 0.7%
FedEx Corp.	336,521	79,196,852
Construction & Engineering - 0.9%
AECOM (a)	2,013,520	100,877,352
Electrical Equipment - 1.6%
Sensata Technologies, Inc. PLC (a)	3,168,884	172,704,178
Industrial Conglomerates - 1.5%
General Electric Co.	12,316,145	131,536,429
Honeywell International, Inc.	138,900	27,136,893
		158,673,322
Machinery - 1.2%
Caterpillar, Inc.	708,000	129,450,720
Marine - 1.0%
A.P. Moller - Maersk A/S Series B	28,630	58,810,828
Kirby Corp. (a)	997,500	50,633,100
		109,443,928
Professional Services - 1.7%
Nielsen Holdings PLC	8,042,578	179,590,767
Road & Rail - 1.1%
Norfolk Southern Corp.	517,844	122,532,247
Trading Companies & Distributors - 0.5%
Univar, Inc. (a)	3,188,000	59,264,920

TOTAL INDUSTRIALS		1,442,875,736

INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 2.5%
Cisco Systems, Inc.	4,502,061	200,701,879
F5 Networks, Inc. (a)	383,761	75,197,968
		275,899,847
IT Services - 4.4%
Amdocs Ltd.	2,098,507	148,196,564
CACI International, Inc. Class A (a)	220,200	53,116,644
Capgemini SA	367,692	53,322,409
Fiserv, Inc. (a)	1,069,259	109,802,207
IBM Corp.	976,028	116,254,695
		480,692,519
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom, Inc.	35,686	16,076,543
Intel Corp.	1,842,308	102,266,517
		118,343,060
Software - 1.3%
NortonLifeLock, Inc.	3,141,581	66,193,112
SS&C Technologies Holdings, Inc.	1,169,439	73,534,324
		139,727,436

TOTAL INFORMATION TECHNOLOGY		1,014,662,862

MATERIALS - 4.2%
Chemicals - 2.7%
DuPont de Nemours, Inc.	185,721	14,755,533
Huntsman Corp.	1,892,241	49,993,007
Olin Corp.	4,148,251	99,184,681
The Chemours Co. LLC	2,792,800	73,562,352
W.R. Grace & Co.	1,003,700	58,234,674
		295,730,247
Construction Materials - 0.5%
Eagle Materials, Inc.	451,900	49,722,557
Containers & Packaging - 1.0%
Crown Holdings, Inc. (a)	1,146,300	103,338,945
O-I Glass, Inc.	475,490	6,010,194
		109,349,139

TOTAL MATERIALS		454,801,943

REAL ESTATE - 4.1%
Equity Real Estate Investment Trusts (REITs) - 3.7%
Corporate Office Properties Trust (SBI)	1,260,677	33,117,985
Digital Realty Trust, Inc.	309,100	44,494,945
Douglas Emmett, Inc.	718,300	19,904,093
Invitation Homes, Inc.	947,200	27,923,456
Mid-America Apartment Communities, Inc.	558,300	74,114,325
Prologis (REIT), Inc.	622,063	64,196,902
Welltower, Inc.	1,015,100	61,515,060
Weyerhaeuser Co.	2,644,600	82,485,074
		407,751,840
Real Estate Management & Development - 0.4%
Cushman & Wakefield PLC (a)	2,752,500	39,443,325

TOTAL REAL ESTATE		447,195,165

UTILITIES - 5.4%
Electric Utilities - 3.3%
Edison International	1,355,100	78,812,616
Exelon Corp.	2,264,400	94,108,464
FirstEnergy Corp.	1,745,100	53,679,276
PG&E Corp. (a)	6,575,648	75,159,657
Southern Co.	998,000	58,802,160
		360,562,173
Independent Power and Renewable Electricity Producers - 1.3%
The AES Corp.	3,523,400	85,935,726
Vistra Corp.	2,939,633	58,704,471
		144,640,197
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	3,827,800	80,728,302

TOTAL UTILITIES		585,930,672

TOTAL COMMON STOCKS
(Cost $8,526,820,071)		10,475,176,112

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.09% (c)	305,970,615	306,031,809
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	45,623,216	45,627,778
TOTAL MONEY MARKET FUNDS
(Cost $351,658,726)		351,659,587

Equity Funds - 1.2%
Domestic Equity Funds - 1.2%
iShares Russell 1000 Value Index ETF
(Cost $112,244,695)	987,572	133,756,752
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $8,990,723,492)		10,960,592,451
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(29,536,674)
NET ASSETS - 100%		$10,931,055,777

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$768,565
Fidelity Securities Lending Cash Central Fund	248,308
Total	$1,016,873

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,001,657,963	$1,001,657,963	$--	$--
Consumer Discretionary	798,295,868	798,295,868	--	--
Consumer Staples	719,572,267	710,763,973	8,808,294	--
Energy	475,947,025	428,046,801	47,900,224	--
Financials	2,113,092,170	2,091,345,103	21,747,067	--
Health Care	1,421,144,441	1,421,144,441	--	--
Industrials	1,442,875,736	1,384,064,908	58,810,828	--
Information Technology	1,014,662,862	1,014,662,862	--	--
Materials	454,801,943	454,801,943	--	--
Real Estate	447,195,165	447,195,165	--	--
Utilities	585,930,672	585,930,672	--	--
Money Market Funds	351,659,587	351,659,587	--	--
Equity Funds	133,756,752	133,756,752	--	--
Total Investments in Securities:	$10,960,592,451	$10,823,326,038	$137,266,413	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $43,920,644) — See accompanying schedule: Unaffiliated issuers (cost $8,639,064,766)	$10,608,932,864
Fidelity Central Funds (cost $351,658,726)	351,659,587
Total Investment in Securities (cost $8,990,723,492)		$10,960,592,451
Foreign currency held at value (cost $606)		612
Receivable for investments sold		75,588,043
Receivable for fund shares sold		52,470,429
Dividends receivable		14,981,386
Distributions receivable from Fidelity Central Funds		23,083
Total assets		11,103,656,004
Liabilities
Payable for investments purchased	$97,745,748
Payable for fund shares redeemed	29,196,198
Other payables and accrued expenses	30,503
Collateral on securities loaned	45,627,778
Total liabilities		172,600,227
Net Assets		$10,931,055,777
Net Assets consist of:
Paid in capital		$9,157,087,039
Total accumulated earnings (loss)		1,773,968,738
Net Assets		$10,931,055,777
Net Asset Value, offering price and redemption price per share ($10,931,055,777 ÷ 865,016,902 shares)		$12.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$209,487,061
Special dividends		28,862,400
Interest		23,511
Income from Fidelity Central Funds (including $248,308 from security lending)		1,016,873
Total income		239,389,845
Expenses
Custodian fees and expenses	$80,735
Independent trustees' fees and expenses	52,239
Interest	1,404
Miscellaneous	21,207
Total expenses		155,585
Net investment income (loss)		239,234,260
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(144,513,316)
Fidelity Central Funds	27,098
Foreign currency transactions	(361,780)
Futures contracts	(24,869,774)
Total net realized gain (loss)		(169,717,772)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	580,014,487
Assets and liabilities in foreign currencies	20,274
Futures contracts	1,012,358
Total change in net unrealized appreciation (depreciation)		581,047,119
Net gain (loss)		411,329,347
Net increase (decrease) in net assets resulting from operations		$650,563,607

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$239,234,260	$241,637,306
Net realized gain (loss)	(169,717,772)	437,023,377
Change in net unrealized appreciation (depreciation)	581,047,119	718,904,431
Net increase (decrease) in net assets resulting from operations	650,563,607	1,397,565,114
Distributions to shareholders	(403,310,833)	(570,671,464)
Share transactions
Proceeds from sales of shares	1,765,293,646	1,185,143,827
Reinvestment of distributions	403,310,832	570,671,463
Cost of shares redeemed	(1,458,449,071)	(3,140,079,084)
Net increase (decrease) in net assets resulting from share transactions	710,155,407	(1,384,263,794)
Total increase (decrease) in net assets	957,408,181	(557,370,144)
Net Assets
Beginning of period	9,973,647,596	10,531,017,740
End of period	$10,931,055,777	$9,973,647,596
Other Information
Shares
Sold	160,242,895	96,419,816
Issued in reinvestment of distributions	34,324,353	46,089,849
Redeemed	(129,885,545)	(252,732,221)
Net increase (decrease)	64,681,703	(110,222,556)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Stock Selector Large Cap Value Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$11.57	$13.47	$12.49	$10.38
Income from Investment Operations
Net investment income (loss)A	.28B	.28	.29	.28C	.17
Net realized and unrealized gain (loss)	.39	1.33	(1.01)	1.63	2.25
Total from investment operations	.67	1.61	(.72)	1.91	2.42
Distributions from net investment income	(.28)	(.31)	(.27)	(.28)	(.16)
Distributions from net realized gain	(.21)	(.41)	(.90)	(.65)	(.14)
Total distributions	(.49)	(.72)	(1.18)D	(.93)	(.31)D
Net asset value, end of period	$12.64	$12.46	$11.57	$13.47	$12.49
Total ReturnE	5.74%	13.98%	(5.07)%	15.62%	23.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	- %H	- %H	.20%	.67%
Expenses net of fee waivers, if any	- %H	- %H	- %H	.20%	.67%
Expenses net of all reductions	- %H	- %H	- %H	.20%	.66%
Net investment income (loss)	2.54%B	2.32%	2.33%	2.13%C	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$10,931,056	$9,973,648	$10,531,018	$10,485,796	$3,615,123
Portfolio turnover rateI	94%	65%J	87%K	61%	54%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.23%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.87%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Value Discovery Fund	13.45%	11.26%	10.23%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Value Discovery Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$22,132	Fidelity® Series Value Discovery Fund
$23,117	Russell 3000® Value Index

Fidelity® Series Value Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending January 31, 2021, the fund gained 13.45%, outperforming the 4.82% result of the benchmark Russell 3000® Value Index. The primary contributor to performance versus the benchmark was stock selection and an underweighting in the industrials sector, especially within the capital goods industry. Our non-benchmark stake in Samsung Electronics was the fund's top individual relative contributor, driven by a 70% rise. This was among the largest holdings as of January 31. The fund's non-benchmark stake in Vestas Wind Systems gained roughly 116%. We reduced our position in the company the past 12 months. Another notable relative contributor was our overweighting in DuPont de Nemours (+92%), a stake we established this period. The fund's foreign holdings also contributed overall, aided in part by a generally weaker U.S. dollar. Conversely, the largest detractor from performance versus the benchmark was our security selection in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry. An underweighting and stock selection in utilities and an underweighting in energy also hurt relative performance. The biggest individual relative detractor was an overweight position in Wells Fargo (-48%), which was a position that was not held at the end of this period. Also hampering performance was an underweighting in Procter & Gamble, which gained about 5%. This was a stake we established the past year. The fund's non-benchmark stake in BP, a position not held at period end, returned approximately -53%. Notable changes in positioning include a higher allocation to the utilities and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Value Discovery Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.0
Comcast Corp. Class A	3.1
Cigna Corp.	2.3
Samsung Electronics Co. Ltd.	2.3
Bank of America Corp.	2.2
Cisco Systems, Inc.	2.1
Procter & Gamble Co.	2.0
JPMorgan Chase & Co.	2.0
Bristol-Myers Squibb Co.	2.0
UnitedHealth Group, Inc.	2.0
24.0

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Financials	18.4
Health Care	16.2
Industrials	11.6
Communication Services	10.9
Utilities	10.1

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks	99.1%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 17.1%

Fidelity® Series Value Discovery Fund

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 10.9%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	2,779,200	$152,161,200
Entertainment - 0.6%
Electronic Arts, Inc.	174,200	24,945,440
Lions Gate Entertainment Corp. Class B (a)	2,308,734	28,535,952
		53,481,392
Interactive Media & Services - 2.2%
Alphabet, Inc. Class A (a)	80,791	147,634,242
Facebook, Inc. Class A (a)	203,600	52,595,988
		200,230,230
Media - 5.3%
Comcast Corp. Class A	5,686,304	281,870,089
Fox Corp. Class A	895,210	27,912,648
Interpublic Group of Companies, Inc.	4,914,114	118,282,724
WPP PLC	4,970,162	51,936,306
		480,001,767
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	750,053	94,566,682

TOTAL COMMUNICATION SERVICES		980,441,271

CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.8%
Lear Corp.	494,813	74,598,008
Household Durables - 0.8%
Newell Brands, Inc.	1,178,700	28,312,374
Whirlpool Corp.	236,524	43,778,227
		72,090,601
Multiline Retail - 0.8%
Dollar General Corp.	385,039	74,932,440
Specialty Retail - 2.7%
Best Buy Co., Inc.	886,000	96,414,520
Dick's Sporting Goods, Inc. (b)	598,600	40,112,186
Lowe's Companies, Inc.	494,300	82,473,955
Williams-Sonoma, Inc.	202,700	26,132,084
		245,132,745
Textiles, Apparel & Luxury Goods - 2.2%
PVH Corp.	1,398,185	119,209,253
Tapestry, Inc.	2,295,755	72,591,773
		191,801,026

TOTAL CONSUMER DISCRETIONARY		658,554,820

CONSUMER STAPLES - 6.6%
Beverages - 0.4%
C&C Group PLC (United Kingdom) (a)	769,754	2,436,307
Coca-Cola European Partners PLC (b)	749,200	34,815,324
		37,251,631
Food & Staples Retailing - 1.8%
Kroger Co.	2,793,900	96,389,550
U.S. Foods Holding Corp. (a)	2,050,730	63,552,123
		159,941,673
Food Products - 1.8%
Mondelez International, Inc.	2,473,200	137,114,208
Tyson Foods, Inc. Class A	337,300	21,691,763
		158,805,971
Household Products - 2.6%
Procter & Gamble Co.	1,439,600	184,571,116
Reckitt Benckiser Group PLC	285,650	24,216,954
Spectrum Brands Holdings, Inc.	314,427	23,761,248
		232,549,318

TOTAL CONSUMER STAPLES		588,548,593

ENERGY - 2.2%
Energy Equipment & Services - 0.2%
Hoegh LNG Partners LP	1,278,754	18,784,896
Oil, Gas & Consumable Fuels - 2.0%
Cabot Oil & Gas Corp.	2,476,300	45,390,579
Dynagas LNG Partners LP (a)	994,300	2,615,009
Golar LNG Ltd. (a)	1,412,233	15,294,483
Parex Resources, Inc. (a)	4,970,641	75,215,565
Teekay LNG Partners LP	2,988,567	37,028,345
		175,543,981

TOTAL ENERGY		194,328,877

FINANCIALS - 18.4%
Banks - 6.9%
Bank of America Corp.	6,681,700	198,112,405
Cullen/Frost Bankers, Inc.	255,900	23,604,216
JPMorgan Chase & Co.	1,404,400	180,704,148
M&T Bank Corp.	766,644	101,557,331
PNC Financial Services Group, Inc.	790,700	113,481,264
		617,459,364
Capital Markets - 1.6%
Affiliated Managers Group, Inc. (b)	533,831	58,822,838
BlackRock, Inc. Class A	44,900	31,486,574
Invesco Ltd.	1,420,824	29,254,766
State Street Corp.	317,239	22,206,730
		141,770,908
Consumer Finance - 2.7%
Capital One Financial Corp.	989,974	103,214,689
Discover Financial Services	1,682,134	140,525,474
		243,740,163
Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc. Class B (a)	1,572,866	358,408,977
Insurance - 3.2%
Allstate Corp.	232,803	24,951,826
American International Group, Inc.	1,147,800	42,973,632
Chubb Ltd.	708,039	103,140,041
The Travelers Companies, Inc.	838,870	114,337,981
		285,403,480

TOTAL FINANCIALS		1,646,782,892

HEALTH CARE - 16.2%
Biotechnology - 3.4%
Alexion Pharmaceuticals, Inc. (a)	678,900	104,095,737
Amgen, Inc.	556,498	134,355,312
Regeneron Pharmaceuticals, Inc. (a)	134,700	67,867,248
		306,318,297
Health Care Providers & Services - 8.6%
Anthem, Inc.	320,426	95,160,113
Centene Corp. (a)	2,659,803	160,386,121
Cigna Corp.	946,907	205,526,164
CVS Health Corp.	1,396,234	100,040,166
Humana, Inc.	71,422	27,362,482
UnitedHealth Group, Inc.	535,744	178,713,484
		767,188,530
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	2,909,648	178,739,677
Roche Holding AG (participation certificate)	353,939	122,148,626
Sanofi SA sponsored ADR	1,705,078	80,496,732
		381,385,035

TOTAL HEALTH CARE		1,454,891,862

INDUSTRIALS - 11.6%
Aerospace & Defense - 0.4%
L3Harris Technologies, Inc.	100,596	17,253,220
Northrop Grumman Corp.	62,700	17,970,447
		35,223,667
Air Freight & Logistics - 0.6%
Deutsche Post AG	592,300	29,256,718
XPO Logistics, Inc. (a)	250,000	27,602,500
		56,859,218
Building Products - 2.1%
Carrier Global Corp.	718,900	27,677,650
Owens Corning	1,091,900	84,731,440
Trane Technologies PLC	522,171	74,853,213
		187,262,303
Electrical Equipment - 1.3%
Regal Beloit Corp.	640,800	80,407,584
Vestas Wind Systems A/S	188,668	40,510,365
		120,917,949
Industrial Conglomerates - 2.8%
3M Co.	707,200	124,226,752
Siemens AG	835,100	129,658,951
		253,885,703
Machinery - 3.9%
ITT, Inc.	928,900	69,398,119
Oshkosh Corp.	1,194,100	109,367,619
Otis Worldwide Corp.	711,400	45,992,010
Pentair PLC (b)	1,202,200	65,471,812
Stanley Black & Decker, Inc.	319,100	55,360,659
		345,590,219
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply, Inc. (a)	298,600	11,875,322
United Rentals, Inc. (a)	126,800	30,813,668
		42,688,990

TOTAL INDUSTRIALS		1,042,428,049

INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 2.3%
Cisco Systems, Inc.	4,274,175	190,542,722
CommScope Holding Co., Inc. (a)	1,000,100	14,691,469
		205,234,191
Electronic Equipment & Components - 1.4%
TE Connectivity Ltd.	1,062,738	127,953,655
IT Services - 2.1%
Amdocs Ltd.	757,838	53,518,520
Capgemini SA	281,600	40,837,414
Cognizant Technology Solutions Corp. Class A	1,132,079	88,245,558
		182,601,492
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	337,200	54,110,484
ON Semiconductor Corp. (a)	269,300	9,288,157
		63,398,641
Software - 0.5%
NortonLifeLock, Inc.	2,185,128	46,040,647

TOTAL INFORMATION TECHNOLOGY		625,228,626

MATERIALS - 3.8%
Chemicals - 1.5%
Albemarle Corp. U.S.	54,600	8,881,236
DuPont de Nemours, Inc.	1,610,500	127,954,225
		136,835,461
Metals & Mining - 2.3%
BHP Billiton Ltd. sponsored ADR	173,800	11,606,364
Lundin Mining Corp.	9,480,400	84,517,349
Newmont Corp.	1,783,729	106,310,248
		202,433,961

TOTAL MATERIALS		339,269,422

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 0.9%
American Tower Corp.	124,900	28,397,264
Simon Property Group, Inc.	599,694	55,729,563
		84,126,827
Real Estate Management & Development - 1.8%
CBRE Group, Inc. (a)	2,669,472	162,784,403

TOTAL REAL ESTATE		246,911,230

UTILITIES - 10.1%
Electric Utilities - 7.3%
Duke Energy Corp.	1,154,200	108,494,800
Evergy, Inc.	1,582,300	85,016,979
Exelon Corp.	2,665,806	110,790,897
FirstEnergy Corp.	243,900	7,502,364
PG&E Corp. (a)	8,402,300	96,038,289
Portland General Electric Co.	1,121,268	47,418,424
PPL Corp.	1,757,000	48,616,190
Southern Co.	2,645,276	155,859,662
		659,737,605
Gas Utilities - 0.3%
Atmos Energy Corp.	291,500	25,943,500
Independent Power and Renewable Electricity Producers - 0.9%
The AES Corp.	937,000	22,853,430
Vistra Corp.	2,861,600	57,146,152
		79,999,582
Multi-Utilities - 1.6%
Dominion Energy, Inc.	1,401,000	102,118,890
NiSource, Inc.	1,846,700	40,904,405
		143,023,295

TOTAL UTILITIES		908,703,982

TOTAL COMMON STOCKS
(Cost $7,046,787,034)		8,686,089,624

Nonconvertible Preferred Stocks - 2.3%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Dynagas LNG Partners LP 9.00%	188,872	4,627,364
INFORMATION TECHNOLOGY - 2.3%
Technology Hardware, Storage & Peripherals - 2.3%
Samsung Electronics Co. Ltd.	3,092,580	202,136,641
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $129,498,539)		206,764,005

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $39,369,027)	39,369,027	16,877,502

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.09% (f)	135,434,488	135,461,575
Fidelity Securities Lending Cash Central Fund 0.09% (f)(g)	15,409,854	15,411,395
TOTAL MONEY MARKET FUNDS
(Cost $150,872,970)		150,872,970
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $7,366,527,570)		9,060,604,101
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(88,894,043)
NET ASSETS - 100%		$8,971,710,058

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,877,502 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 10/30/18	$39,369,027

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$269,837
Fidelity Securities Lending Cash Central Fund	573,898
Total	$843,735

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Golar LNG Partners LP	$28,557,220	$--	$16,734,380	$1,763,145	$(67,056,307)	$55,233,467	$--
Total	$28,557,220	$--	$16,734,380	$1,763,145	$(67,056,307)	$55,233,467	$--

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$980,441,271	$928,504,965	$51,936,306	$--
Consumer Discretionary	658,554,820	658,554,820	--	--
Consumer Staples	588,548,593	564,331,639	24,216,954	--
Energy	198,956,241	198,956,241	--	--
Financials	1,646,782,892	1,646,782,892	--	--
Health Care	1,454,891,862	1,332,743,236	122,148,626	--
Industrials	1,042,428,049	972,660,966	69,767,083	--
Information Technology	827,365,267	827,365,267	--	--
Materials	339,269,422	339,269,422	--	--
Real Estate	246,911,230	246,911,230	--	--
Utilities	908,703,982	908,703,982	--	--
Other	16,877,502	--	--	16,877,502
Money Market Funds	150,872,970	150,872,970	--	--
Total Investments in Securities:	$9,060,604,101	$8,775,657,630	$268,068,969	$16,877,502

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
Switzerland	3.8%
Korea (South)	2.3%
Canada	2.2%
Germany	1.7%
Ireland	1.6%
France	1.4%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $14,652,074) — See accompanying schedule: Unaffiliated issuers (cost $7,215,654,600)	$8,909,731,131
Fidelity Central Funds (cost $150,872,970)	150,872,970
Total Investment in Securities (cost $7,366,527,570)		$9,060,604,101
Restricted cash		51,788
Foreign currency held at value (cost $4,505)		4,503
Receivable for investments sold		29,005,800
Receivable for fund shares sold		21,421,585
Dividends receivable		14,850,886
Distributions receivable from Fidelity Central Funds		12,343
Receivable from investment adviser for expense reductions		105
Other receivables		66
Total assets		9,125,951,177
Liabilities
Payable for investments purchased	$91,149,517
Payable for fund shares redeemed	47,538,000
Other payables and accrued expenses	141,841
Collateral on securities loaned	15,411,761
Total liabilities		154,241,119
Net Assets		$8,971,710,058
Net Assets consist of:
Paid in capital		$7,524,010,729
Total accumulated earnings (loss)		1,447,699,329
Net Assets		$8,971,710,058
Net Asset Value, offering price and redemption price per share ($8,971,710,058 ÷ 627,653,859 shares)		$14.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends (including $1,763,145 earned from other affiliated issuers)		$170,199,872
Special dividends		22,436,736
Income from Fidelity Central Funds (including $573,898 from security lending)		843,735
Total income		193,480,343
Expenses
Custodian fees and expenses	$219,442
Independent trustees' fees and expenses	41,455
Interest	1,389
Miscellaneous	16,900
Total expenses before reductions	279,186
Expense reductions	(21,534)
Total expenses after reductions		257,652
Net investment income (loss)		193,222,691
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(172,850,676)
Fidelity Central Funds	2,775
Other affiliated issuers	(67,056,307)
Foreign currency transactions	(94,414)
Total net realized gain (loss)		(239,998,622)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $67)	1,064,059,935
Affiliated issuers	55,233,467
Assets and liabilities in foreign currencies	84,748
Total change in net unrealized appreciation (depreciation)		1,119,378,150
Net gain (loss)		879,379,528
Net increase (decrease) in net assets resulting from operations		$1,072,602,219

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$193,222,691	$193,538,697
Net realized gain (loss)	(239,998,622)	203,465,815
Change in net unrealized appreciation (depreciation)	1,119,378,150	420,482,433
Net increase (decrease) in net assets resulting from operations	1,072,602,219	817,486,945
Distributions to shareholders	(259,945,106)	(296,535,267)
Share transactions
Proceeds from sales of shares	1,507,960,345	1,277,932,118
Reinvestment of distributions	259,945,106	296,535,267
Cost of shares redeemed	(1,165,843,350)	(2,280,713,430)
Net increase (decrease) in net assets resulting from share transactions	602,062,101	(706,246,045)
Total increase (decrease) in net assets	1,414,719,214	(185,294,367)
Net Assets
Beginning of period	7,556,990,844	7,742,285,211
End of period	$8,971,710,058	$7,556,990,844
Other Information
Shares
Sold	121,271,306	97,940,472
Issued in reinvestment of distributions	19,586,697	22,195,753
Redeemed	(93,992,823)	(174,379,368)
Net increase (decrease)	46,865,180	(54,243,143)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Value Discovery Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.01	$12.19	$13.89	$13.03	$10.83
Income from Investment Operations
Net investment income (loss)A	.32B	.32	.32	.31	.27
Net realized and unrealized gain (loss)	1.39	1.03	(1.20)	1.58	2.44
Total from investment operations	1.71	1.35	(.88)	1.89	2.71
Distributions from net investment income	(.30)	(.34)	(.30)	(.25)C	(.26)
Distributions from net realized gain	(.13)	(.19)	(.52)	(.78)C	(.25)
Total distributions	(.43)	(.53)	(.82)	(1.03)	(.51)
Net asset value, end of period	$14.29	$13.01	$12.19	$13.89	$13.03
Total ReturnD	13.45%	10.95%	(6.12)%	15.05%	25.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	- %G	.27%	.62%
Expenses net of fee waivers, if any	- %G	- %G	- %G	.27%	.62%
Expenses net of all reductions	- %G	- %G	- %G	.26%	.62%
Net investment income (loss)	2.54%B	2.49%	2.47%	2.29%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$8,971,710	$7,556,991	$7,742,285	$7,430,718	$5,063,707
Portfolio turnover rateH	75%	47%I	40%J	74%I	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.25%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund	$2,282,335,324	$1,487,677,144	$(53,130,805)	$1,434,546,339
Fidelity Series Stock Selector Large Cap Value Fund	9,072,807,713	2,128,855,185	(241,070,447)	1,887,784,738
Fidelity Series Value Discovery Fund	7,386,016,401	1,898,784,838	(224,197,138)	1,674,587,700

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	$67,796,363	$110,980,282	$–	$1,434,481,797
Fidelity Series Stock Selector Large Cap Value Fund	10,102,389	–	(123,937,337)	1,887,803,686
Fidelity Series Value Discovery Fund	8,145,185	–	(235,113,596)	1,674,667,739

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Series Stock Selector Large Cap Value Fund	$(96,982,484)	$(26,954,853)	$(123,937,337)
Fidelity Series Value Discovery Fund	(18,792,169)	(216,321,427)	(235,113,596)

The tax character of distributions paid was as follows:

January 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$73,473,264	$367,044,931	$440,518,195
Fidelity Series Stock Selector Large Cap Value Fund	281,407,788	121,903,045	403,310,833
Fidelity Series Value Discovery Fund	184,315,738	75,629,368	259,945,106

January 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$69,838,128	$231,463,273	$301,301,401
Fidelity Series Stock Selector Large Cap Value Fund	243,933,376	326,738,088	570,671,464
Fidelity Series Value Discovery Fund	267,386,243	29,149,024	296,535,267

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Value Discovery Fund	16,929,290.19

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	2,113,015,660	2,593,467,977
Fidelity Series Stock Selector Large Cap Value Fund	9,273,290,059	8,678,776,776
Fidelity Series Value Discovery Fund	6,383,238,460	5,613,179,204

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$58,921
Fidelity Series Stock Selector Large Cap Value Fund	212,076
Fidelity Series Value Discovery Fund	155,458

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series All-Sector Equity Fund	Borrower	$45,851,667.57%		$2,185
Fidelity Series Stock Selector Large Cap Value Fund	Borrower	$153,185,000.33%		$1,404
Fidelity Series Value Discovery Fund	Borrower	$38,092,000.44%		$1,389

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	156,364,781	183,526,196
Fidelity Series Stock Selector Large Cap Value Fund	732,020,144	602,648,567
Fidelity Series Value Discovery Fund	679,154,333	376,307,624

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund received investments and cash in exchange for shares of the Fund. The amount of in-kind exchanges is included in the Fund's share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements.

	Shares	Value of investments and cash
Fidelity Series Stock Selector Large Cap Value Fund	37,578,396	$463,341,627
Fidelity Series Value Discovery Fund	23,888,120	$321,493,726

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Value Discovery Fund	$ 1,146

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor.

Amount
Fidelity Series All-Sector Equity Fund	$7,627
Fidelity Series Stock Selector Large Cap Value Fund	21,180
Fidelity Series Value Discovery Fund	16,835

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series All-Sector Equity Fund	$2,442	$–	$–
Fidelity Series Stock Selector Large Cap Value Fund	$6,160	$–	$–
Fidelity Series Value Discovery Fund	$61,068	$1	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Value Discovery Fund	.003%(a)	$19,487

 (a) Expense limitation effective August 1, 2020. Prior to August 1, 2020 the limitation was .014%.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Value Discovery Fund	$2,047

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the "Funds"), each a fund of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Series All-Sector Equity Fund	- %-C
Actual		$1,000.00	$1,198.50	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D
Fidelity Series Stock Selector Large Cap Value Fund	- %-C
Actual		$1,000.00	$1,198.20	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D
Fidelity Series Value Discovery Fund	- %-C
Actual		$1,000.00	$1,211.40	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series All-Sector Equity Fund	03/08/21	03/05/21	$0.004	$0.553
Fidelity Series Stock Selector Large Cap Value Fund	03/08/21	03/05/21	$0.014	$0.000
Fidelity Series Value Discovery Fund	03/08/21	03/05/21	$0.015	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$314,097,858

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series All-Sector Equity Fund
March, 2020	8%
December, 2020	89%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2020	18%
December, 2020	86%
Fidelity Series Value Discovery Fund
December, 2020	73%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series All-Sector Equity Fund
March, 2020	9%
December, 2020	91%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2020	26%
December, 2020	92%
Fidelity Series Value Discovery Fund
December, 2020	95%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Series All-Sector Equity Fund
March, 2020	1%
December, 2020	5%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2020	1%
December, 2020	5%
Fidelity Series Value Discovery Fund
December, 2020	3%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series All-Sector Equity Fund
Fidelity Series Value Discovery Fund
Fidelity Series Stock Selector Large Cap Value Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board noted that, effective August 1, 2020, the expense caps for each fund were lowered and that the expense cap arrangements were amended to remove certain exclusions. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

EDT-LDT-ANN-0321
1.956971.108

Fidelity® Stock Selector Large Cap Value Fund

Annual Report

January 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.01)%	8.28%	8.58%
Class M (incl. 3.50% sales charge)	1.03%	8.45%	8.49%
Class C (incl. contingent deferred sales charge)	3.19%	8.66%	8.34%
Fidelity® Stock Selector Large Cap Value Fund	5.31%	9.89%	9.53%
Class I	5.31%	9.85%	9.50%
Class Z	5.43%	9.98%	9.57%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$24,860	Fidelity® Stock Selector Large Cap Value Fund
$26,304	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from Lead Manager Matt Friedman:  For the fiscal year ending January 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 4% to 5%, roughly in line with the 4.09% result of the benchmark Russell 1000® Value Index. Versus the benchmark, security selection was the primary contributor, especially within the diversified financials area of the financials sector. Strong picks in real estate also helped. Also bolstering performance were stock picks in the industrials sector, primarily driven by the transportation industry. The fund's largest individual relative contributor was an overweighting in FedEx, which gained 65% the past 12 months. Also lifting performance was an underweighting in Berkshire Hathaway, which gained roughly 2%. The company was among the fund's biggest holdings. Another notable relative contributor was our overweighting in Discover Financial Services (+248%), a position not held at period end. In contrast, the largest detractor from performance versus the benchmark was stock selection in the consumer discretionary sector, primarily within the consumer services industry. Weak picks in the information technology sector, especially within the semiconductors & semiconductor equipment industry, also hindered the fund's relative performance. Also hurting the fund's relative result were stock picks in the communication services sector, primarily within the media & entertainment industry. The fund's largest individual relative detractor was an underweighting in Royal Caribbean Cruises, which returned -44% the past year. Royal Caribbean Cruises was not held at period end. Also hindering performance was our outsized stake in General Electric, which returned -15%. Another key detractor was our out-of-benchmark position in Cenovus Energy (-31%). Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Capital One Financial Corp.	2.6
Alphabet, Inc. Class A	2.2
Verizon Communications, Inc.	2.2
Johnson & Johnson	2.1
Cisco Systems, Inc.	1.9
The Walt Disney Co.	1.7
Berkshire Hathaway, Inc. Class B	1.6
Nielsen Holdings PLC	1.6
Wells Fargo & Co.	1.6
Sensata Technologies, Inc. PLC	1.5
19.0

Top Five Market Sectors as of January 31, 2021

% of fund's net assets
Financials	19.3
Health Care	13.4
Industrials	12.9
Information Technology	9.6
Communication Services	9.2

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 9.8%

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 9.2%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	140,493	$4,022,315
Liberty Global PLC Class C (a)	79,051	1,909,872
Verizon Communications, Inc.	173,894	9,520,697
		15,452,884
Entertainment - 1.7%
The Walt Disney Co.	46,507	7,821,082
Interactive Media & Services - 2.4%
Alphabet, Inc. Class A (a)	5,419	9,902,464
Facebook, Inc. Class A (a)	2,487	642,467
		10,544,931
Media - 1.6%
Comcast Corp. Class A	63,025	3,124,149
Discovery Communications, Inc. Class A (a)	12,010	497,454
Interpublic Group of Companies, Inc.	143,614	3,456,789
		7,078,392

TOTAL COMMUNICATION SERVICES		40,897,289

CONSUMER DISCRETIONARY - 7.5%
Auto Components - 1.0%
Aptiv PLC	35,020	4,678,672
Hotels, Restaurants & Leisure - 2.6%
Las Vegas Sands Corp.	68,320	3,285,509
Marriott International, Inc. Class A	25,810	3,001,961
McDonald's Corp.	25,100	5,216,784
		11,504,254
Household Durables - 0.6%
Lennar Corp. Class A	32,070	2,666,621
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	34,030	3,459,490
Specialty Retail - 2.5%
Best Buy Co., Inc.	35,000	3,808,700
Burlington Stores, Inc. (a)	15,491	3,855,710
Ulta Beauty, Inc. (a)	12,170	3,404,679
		11,069,089

TOTAL CONSUMER DISCRETIONARY		33,378,126

CONSUMER STAPLES - 6.8%
Beverages - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.)	4,160	877,469
Diageo PLC	9,100	365,339
Keurig Dr. Pepper, Inc. (b)	62,207	1,978,183
Monster Beverage Corp. (a)	6,100	529,663
PepsiCo, Inc.	9,000	1,229,130
The Coca-Cola Co.	71,856	3,459,866
		8,439,650
Food & Staples Retailing - 1.4%
Walgreens Boots Alliance, Inc.	19,900	999,975
Walmart, Inc.	36,746	5,162,446
		6,162,421
Food Products - 1.1%
General Mills, Inc.	13,400	778,540
Lamb Weston Holdings, Inc.	1,500	112,050
Mondelez International, Inc.	69,243	3,838,832
		4,729,422
Household Products - 1.7%
Kimberly-Clark Corp.	8,354	1,103,563
Procter & Gamble Co.	49,833	6,389,089
		7,492,652
Tobacco - 0.7%
Philip Morris International, Inc.	38,711	3,083,331

TOTAL CONSUMER STAPLES		29,907,476

ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
BP PLC sponsored ADR	45,700	1,015,454
Cenovus Energy, Inc. (Canada)	443,700	2,619,695
Cheniere Energy, Inc. (a)	55,900	3,540,147
Exxon Mobil Corp.	107,000	4,797,880
Hess Corp.	49,400	2,666,612
Marathon Petroleum Corp.	71,000	3,064,360
Royal Dutch Shell PLC Class A (United Kingdom)	107,100	1,981,810
		19,685,958
FINANCIALS - 19.3%
Banks - 6.6%
Bank of America Corp.	224,800	6,665,320
Citigroup, Inc.	81,600	4,731,984
Comerica, Inc.	23,800	1,361,360
First Horizon National Corp.	100,000	1,389,000
JPMorgan Chase & Co.	43,000	5,532,810
KeyCorp	96,400	1,625,304
Societe Generale Series A	47,000	876,221
Wells Fargo & Co.	229,700	6,863,436
		29,045,435
Capital Markets - 4.5%
Bank of New York Mellon Corp.	150,600	5,998,398
BlackRock, Inc. Class A	7,400	5,189,324
Cboe Global Markets, Inc.	10,700	981,511
Morgan Stanley	88,600	5,940,630
Virtu Financial, Inc. Class A	56,500	1,569,005
		19,678,868
Consumer Finance - 3.4%
American Express Co.	30,700	3,569,182
Capital One Financial Corp.	109,400	11,406,042
		14,975,224
Diversified Financial Services - 2.2%
Berkshire Hathaway, Inc. Class B (a)	31,657	7,213,681
Voya Financial, Inc.	47,500	2,634,350
		9,848,031
Insurance - 2.6%
American International Group, Inc.	63,370	2,372,573
Arthur J. Gallagher & Co.	3,900	450,099
Hartford Financial Services Group, Inc.	57,200	2,746,744
The Travelers Companies, Inc.	45,000	6,133,500
		11,702,916

TOTAL FINANCIALS		85,250,474

HEALTH CARE - 13.4%
Biotechnology - 0.2%
Regeneron Pharmaceuticals, Inc. (a)	1,500	755,760
Health Care Equipment & Supplies - 5.0%
Abbott Laboratories	28,400	3,509,956
Baxter International, Inc.	19,700	1,513,551
Becton, Dickinson & Co.	15,700	4,110,103
Boston Scientific Corp. (a)	49,000	1,736,560
Danaher Corp.	26,600	6,326,544
Medtronic PLC	35,320	3,932,176
Stryker Corp.	4,400	972,444
		22,101,334
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	4,600	479,320
Cardinal Health, Inc.	23,500	1,262,655
Cigna Corp.	18,000	3,906,900
CVS Health Corp.	28,334	2,030,131
Humana, Inc.	5,500	2,107,105
UnitedHealth Group, Inc.	8,700	2,902,146
		12,688,257
Life Sciences Tools & Services - 1.2%
Bio-Rad Laboratories, Inc. Class A (a)	1,000	573,770
Thermo Fisher Scientific, Inc.	9,400	4,791,180
		5,364,950
Pharmaceuticals - 4.1%
Bristol-Myers Squibb Co.	41,400	2,543,202
Catalent, Inc. (a)	9,200	1,058,460
Johnson & Johnson	55,385	9,034,955
Merck & Co., Inc.	7,300	562,611
Pfizer, Inc.	139,571	5,010,599
		18,209,827

TOTAL HEALTH CARE		59,120,128

INDUSTRIALS - 12.9%
Aerospace & Defense - 3.0%
General Dynamics Corp.	21,653	3,176,062
Northrop Grumman Corp.	5,665	1,623,646
Raytheon Technologies Corp.	76,608	5,112,052
The Boeing Co.	16,615	3,226,467
		13,138,227
Air Freight & Logistics - 0.7%
FedEx Corp.	13,360	3,144,142
Construction & Engineering - 0.9%
AECOM (a)	79,940	4,004,994
Electrical Equipment - 1.5%
Sensata Technologies, Inc. PLC (a)	125,810	6,856,645
Industrial Conglomerates - 1.4%
General Electric Co.	488,973	5,222,232
Honeywell International, Inc.	5,515	1,077,466
		6,299,698
Machinery - 1.2%
Caterpillar, Inc.	28,113	5,140,181
Marine - 1.0%
A.P. Moller - Maersk A/S Series B	1,137	2,335,589
Kirby Corp. (a)	39,603	2,010,248
		4,345,837
Professional Services - 1.6%
Nielsen Holdings PLC	319,304	7,130,058
Road & Rail - 1.1%
Norfolk Southern Corp.	20,534	4,858,755
Trading Companies & Distributors - 0.5%
Univar, Inc. (a)	122,800	2,282,852

TOTAL INDUSTRIALS		57,201,389

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 2.6%
Cisco Systems, Inc.	189,355	8,441,446
F5 Networks, Inc. (a)	16,113	3,157,342
		11,598,788
IT Services - 4.6%
Amdocs Ltd.	88,327	6,237,653
CACI International, Inc. Class A (a)	9,300	2,243,346
Capgemini SA	15,511	2,249,393
Fiserv, Inc. (a)	44,841	4,604,722
IBM Corp.	41,033	4,887,441
		20,222,555
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom, Inc.	1,506	678,453
Intel Corp.	77,481	4,300,970
		4,979,423
Software - 1.3%
NortonLifeLock, Inc.	132,176	2,784,948
SS&C Technologies Holdings, Inc.	49,203	3,093,885
		5,878,833

TOTAL INFORMATION TECHNOLOGY		42,679,599

MATERIALS - 4.0%
Chemicals - 2.6%
DuPont de Nemours, Inc.	6,780	538,671
Huntsman Corp.	79,512	2,100,707
Olin Corp.	159,986	3,825,265
The Chemours Co. LLC	107,740	2,837,872
W.R. Grace & Co.	38,733	2,247,289
		11,549,804
Construction Materials - 0.4%
Eagle Materials, Inc.	17,457	1,920,794
Containers & Packaging - 1.0%
Crown Holdings, Inc. (a)	44,495	4,011,224
O-I Glass, Inc.	28,919	365,536
		4,376,760

TOTAL MATERIALS		17,847,358

REAL ESTATE - 4.4%
Equity Real Estate Investment Trusts (REITs) - 4.0%
Corporate Office Properties Trust (SBI)	54,000	1,418,580
Digital Realty Trust, Inc.	13,200	1,900,140
Douglas Emmett, Inc.	29,900	828,529
Invitation Homes, Inc.	40,600	1,196,888
Mid-America Apartment Communities, Inc.	23,900	3,172,725
Prologis (REIT), Inc.	26,700	2,755,440
Welltower, Inc.	43,500	2,636,100
Weyerhaeuser Co.	113,200	3,530,708
		17,439,110
Real Estate Management & Development - 0.4%
Cushman & Wakefield PLC (a)	133,500	1,913,055

TOTAL REAL ESTATE		19,352,165

UTILITIES - 5.2%
Electric Utilities - 3.2%
Edison International	53,297	3,099,754
Exelon Corp.	89,038	3,700,419
FirstEnergy Corp.	68,632	2,111,120
PG&E Corp. (a)	258,600	2,955,798
Southern Co.	39,300	2,315,556
		14,182,647
Independent Power and Renewable Electricity Producers - 1.3%
The AES Corp.	138,519	3,378,478
Vistra Corp.	115,563	2,307,793
		5,686,271
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	150,523	3,174,530

TOTAL UTILITIES		23,043,448

TOTAL COMMON STOCKS
(Cost $364,249,324)		428,363,410

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.09% (c)	11,655,473	11,657,805
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	548,570	548,625
TOTAL MONEY MARKET FUNDS
(Cost $12,206,353)		12,206,430

Equity Funds - 0.6%
Domestic Equity Funds - 0.6%
iShares Russell 1000 Value Index ETF
(Cost $2,617,625)	18,500	2,505,640
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $379,073,302)		443,075,480
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(662,713)
NET ASSETS - 100%		$442,412,767

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$27,395
Fidelity Securities Lending Cash Central Fund	11,284
Total	$38,679

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$40,897,289	$40,897,289	$--	$--
Consumer Discretionary	33,378,126	33,378,126	--	--
Consumer Staples	29,907,476	29,542,137	365,339	--
Energy	19,685,958	17,704,148	1,981,810	--
Financials	85,250,474	84,374,253	876,221	--
Health Care	59,120,128	59,120,128	--	--
Industrials	57,201,389	54,865,800	2,335,589	--
Information Technology	42,679,599	42,679,599	--	--
Materials	17,847,358	17,847,358	--	--
Real Estate	19,352,165	19,352,165	--	--
Utilities	23,043,448	23,043,448	--	--
Money Market Funds	12,206,430	12,206,430	--	--
Equity Funds	2,505,640	2,505,640	--	--
Total Investments in Securities:	$443,075,480	$437,516,521	$5,558,959	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $524,700) — See accompanying schedule: Unaffiliated issuers (cost $366,866,949)	$430,869,050
Fidelity Central Funds (cost $12,206,353)	12,206,430
Total Investment in Securities (cost $379,073,302)		$443,075,480
Receivable for investments sold		3,515,601
Receivable for fund shares sold		405,341
Dividends receivable		628,460
Distributions receivable from Fidelity Central Funds		795
Prepaid expenses		444
Other receivables		10,249
Total assets		447,636,370
Liabilities
Payable to custodian bank	$63,136
Payable for investments purchased	3,943,496
Payable for fund shares redeemed	330,323
Accrued management fee	193,269
Distribution and service plan fees payable	14,843
Other affiliated payables	76,236
Other payables and accrued expenses	53,675
Collateral on securities loaned	548,625
Total liabilities		5,223,603
Net Assets		$442,412,767
Net Assets consist of:
Paid in capital		$411,432,186
Total accumulated earnings (loss)		30,980,581
Net Assets		$442,412,767
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($22,580,028 ÷ 1,048,963 shares)(a)		$21.53
Maximum offering price per share (100/94.25 of $21.53)		$22.84
Class M:
Net Asset Value and redemption price per share ($9,526,295 ÷ 443,521 shares)(a)		$21.48
Maximum offering price per share (100/96.50 of $21.48)		$22.26
Class C:
Net Asset Value and offering price per share ($6,723,270 ÷ 320,377 shares)(a)		$20.99
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($373,321,991 ÷ 17,177,323 shares)		$21.73
Class I:
Net Asset Value, offering price and redemption price per share ($9,420,033 ÷ 431,708 shares)		$21.82
Class Z:
Net Asset Value, offering price and redemption price per share ($20,841,150 ÷ 965,554 shares)		$21.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$9,328,304
Special dividends		1,448,400
Interest		373
Income from Fidelity Central Funds (including $11,284 from security lending)		38,679
Total income		10,815,756
Expenses
Management fee
Basic fee	$2,207,469
Performance adjustment	(604,828)
Transfer agent fees	711,068
Distribution and service plan fees	161,953
Accounting fees	161,919
Custodian fees and expenses	27,547
Independent trustees' fees and expenses	2,382
Registration fees	95,949
Audit	59,878
Legal	6,208
Interest	377
Miscellaneous	10,471
Total expenses before reductions	2,840,393
Expense reductions	(45,466)
Total expenses after reductions		2,794,927
Net investment income (loss)		8,020,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,398,222)
Fidelity Central Funds	1,249
Foreign currency transactions	(15,999)
Futures contracts	(439,872)
Total net realized gain (loss)		(27,852,844)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	35,294,916
Fidelity Central Funds	(153)
Assets and liabilities in foreign currencies	1,335
Futures contracts	43,942
Total change in net unrealized appreciation (depreciation)		35,340,040
Net gain (loss)		7,487,196
Net increase (decrease) in net assets resulting from operations		$15,508,025

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,020,829	$14,093,575
Net realized gain (loss)	(27,852,844)	52,984,207
Change in net unrealized appreciation (depreciation)	35,340,040	27,658,452
Net increase (decrease) in net assets resulting from operations	15,508,025	94,736,234
Distributions to shareholders	(10,445,347)	(7,816,909)
Share transactions - net increase (decrease)	(61,933,907)	(537,512,895)
Total increase (decrease) in net assets	(56,871,229)	(450,593,570)
Net Assets
Beginning of period	499,283,996	949,877,566
End of period	$442,412,767	$499,283,996

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.92	$18.80	$21.26	$18.63	$15.37
Income from Investment Operations
Net investment income (loss)A	.32B	.29	.26	.25C	.19
Net realized and unrealized gain (loss)	.71	2.14	(1.45)	2.54	3.27
Total from investment operations	1.03	2.43	(1.19)	2.79	3.46
Distributions from net investment income	(.42)	(.31)	(.24)	(.16)	(.20)
Distributions from net realized gain	–	–	(1.03)	–	–
Total distributions	(.42)	(.31)	(1.27)	(.16)	(.20)
Net asset value, end of period	$21.53	$20.92	$18.80	$21.26	$18.63
Total ReturnD,E	5.03%	12.92%	(5.46)%	15.02%	22.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.93%	.96%	1.02%	1.05%
Expenses net of fee waivers, if any	.94%	.93%	.96%	1.02%	1.05%
Expenses net of all reductions	.93%	.93%	.95%	1.01%	1.05%
Net investment income (loss)	1.67%B	1.45%	1.28%	1.27%C	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$22,580	$25,576	$25,204	$27,297	$31,054
Portfolio turnover rateH	104%	68%I	92%	90%	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.88	$18.77	$21.24	$18.61	$15.36
Income from Investment Operations
Net investment income (loss)A	.26B	.23	.19	.19C	.13
Net realized and unrealized gain (loss)	.70	2.13	(1.44)	2.54	3.26
Total from investment operations	.96	2.36	(1.25)	2.73	3.39
Distributions from net investment income	(.36)	(.25)	(.18)	(.10)	(.14)
Distributions from net realized gain	–	–	(1.03)	–	–
Total distributions	(.36)	(.25)	(1.22)D	(.10)	(.14)
Net asset value, end of period	$21.48	$20.88	$18.77	$21.24	$18.61
Total ReturnE,F	4.70%	12.59%	(5.78)%	14.70%	22.04%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.23%	1.24%	1.28%	1.34%	1.39%
Expenses net of fee waivers, if any	1.23%	1.23%	1.28%	1.34%	1.39%
Expenses net of all reductions	1.22%	1.23%	1.27%	1.33%	1.39%
Net investment income (loss)	1.38%B	1.15%	.96%	.95%C	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$9,526	$10,385	$9,542	$10,615	$10,704
Portfolio turnover rateI	104%	68%J	92%	90%	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .58%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.40	$18.37	$20.81	$18.25	$15.09
Income from Investment Operations
Net investment income (loss)A	.16B	.12	.09	.08C	.05
Net realized and unrealized gain (loss)	.68	2.08	(1.42)	2.49	3.18
Total from investment operations	.84	2.20	(1.33)	2.57	3.23
Distributions from net investment income	(.25)	(.17)	(.08)	(.01)	(.07)
Distributions from net realized gain	–	–	(1.03)	–	–
Total distributions	(.25)	(.17)	(1.11)	(.01)	(.07)
Net asset value, end of period	$20.99	$20.40	$18.37	$20.81	$18.25
Total ReturnD,E	4.19%	11.96%	(6.26)%	14.07%	21.43%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.76%	1.78%	1.80%	1.86%	1.88%
Expenses net of fee waivers, if any	1.76%	1.77%	1.80%	1.85%	1.88%
Expenses net of all reductions	1.75%	1.77%	1.79%	1.85%	1.87%
Net investment income (loss)	.86%B	.61%	.44%	.43%C	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$6,723	$8,813	$9,813	$10,703	$10,802
Portfolio turnover rateH	104%	68%I	92%	90%	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .51%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .06%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.11	$18.94	$21.41	$18.76	$15.47
Income from Investment Operations
Net investment income (loss)A	.38B	.35	.32	.31C	.24
Net realized and unrealized gain (loss)	.72	2.16	(1.46)	2.57	3.29
Total from investment operations	1.10	2.51	(1.14)	2.88	3.53
Distributions from net investment income	(.48)	(.34)	(.29)	(.23)	(.24)
Distributions from net realized gain	–	–	(1.03)	–	–
Total distributions	(.48)	(.34)	(1.33)D	(.23)	(.24)
Net asset value, end of period	$21.73	$21.11	$18.94	$21.41	$18.76
Total ReturnE	5.31%	13.24%	(5.20)%	15.39%	22.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.64%	.67%	.73%	.77%
Expenses net of fee waivers, if any	.64%	.64%	.67%	.73%	.77%
Expenses net of all reductions	.63%	.64%	.66%	.72%	.76%
Net investment income (loss)	1.97%B	1.74%	1.57%	1.56%C	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$373,322	$432,154	$806,342	$989,001	$703,722
Portfolio turnover rateH	104%	68%I	92%	90%	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.19%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.22	$18.82	$21.28	$18.66	$15.40
Income from Investment Operations
Net investment income (loss)A	.38B	.34	.31	.30C	.23
Net realized and unrealized gain (loss)	.72	2.14	(1.45)	2.55	3.27
Total from investment operations	1.10	2.48	(1.14)	2.85	3.50
Distributions from net investment income	(.50)	(.08)	(.29)	(.23)	(.24)
Distributions from net realized gain	–	–	(1.03)	–	–
Total distributions	(.50)	(.08)	(1.32)	(.23)	(.24)
Net asset value, end of period	$21.82	$21.22	$18.82	$21.28	$18.66
Total ReturnD	5.31%	13.20%	(5.20)%	15.33%	22.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.69%	.76%	.84%
Expenses net of fee waivers, if any	.67%	.66%	.69%	.76%	.84%
Expenses net of all reductions	.66%	.66%	.68%	.75%	.84%
Net investment income (loss)	1.94%B	1.72%	1.55%	1.53%C	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$9,420	$9,450	$98,119	$118,319	$11,273
Portfolio turnover rateG	104%	68%H	92%	90%	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.59%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$20.97	$18.84	$21.30	$18.64
Income from Investment Operations
Net investment income (loss)B	.41C	.38	.34	.34D
Net realized and unrealized gain (loss)	.71	2.14	(1.45)	2.57
Total from investment operations	1.12	2.52	(1.11)	2.91
Distributions from net investment income	(.51)	(.39)	(.32)	(.25)
Distributions from net realized gain	–	–	(1.03)	–
Total distributions	(.51)	(.39)	(1.35)	(.25)
Net asset value, end of period	$21.58	$20.97	$18.84	$21.30
Total ReturnE	5.43%	13.38%	(5.04)%	15.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.52%	.52%	.55%	.60%
Expenses net of fee waivers, if any	.52%	.52%	.55%	.60%
Expenses net of all reductions	.51%	.51%	.54%	.59%
Net investment income (loss)	2.10%C	1.86%	1.70%	1.68%D
Supplemental Data
Net assets, end of period (000 omitted)	$20,841	$12,905	$858	$888
Portfolio turnover rateH	104%	68%I	92%	90%

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.75%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.31%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,911,782
Gross unrealized depreciation	(14,107,923)
Net unrealized appreciation (depreciation)	$59,803,859
Tax Cost	$383,271,621

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(28,824,505)
Net unrealized appreciation (depreciation) on securities and other investments	$59,805,085

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,680,937)
Long-term	(23,143,568)
Total capital loss carryforward	$(28,824,505)

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Ordinary Income	$10,445,347	$ 7,816,909

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Stock Selector Large Cap Value Fund	426,483,761	487,736,260

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$53,174	$1,004
Class M	.25%	.25%	43,768	413
Class C	.75%	.25%	65,011	6,164
			$161,953	$7,581

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$7,332
Class M	1,448
Class C(a)	455
$9,235

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$46,459.22
Class M	22,560.26
Class C	18,200.28
Stock Selector Large Cap Value	601,575.17
Class I	15,652.20
Class Z	6,622.04
	$711,068

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Stock Selector Large Cap Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Stock Selector Large Cap Value Fund	$9,457

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Stock Selector Large Cap Value Fund	Borrower	$4,926,143.33%		$321

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $51,165,789 and $35,638,508, respectively.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 22,911,566 shares of the Fund were redeemed in-kind for investments and cash with a value of $463,341,627. The Fund had a net realized gain of $45,639,734 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Stock Selector Large Cap Value Fund	$959

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Stock Selector Large Cap Value Fund	$227	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Stock Selector Large Cap Value Fund	$3,425,000.59%		$56

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $43,739 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,727.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2021	Year ended January 31, 2020
Distributions to shareholders
Class A	$486,919	$376,526
Class M	166,759	124,103
Class C	89,164	73,576
Stock Selector Large Cap Value	8,684,384	6,974,541
Class I	353,431	38,278
Class Z	664,690	229,885
Total	$10,445,347	$7,816,909

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2021	Year ended January 31, 2020	Year ended January 31, 2021	Year ended January 31, 2020
Class A
Shares sold	232,147	272,583	$4,461,724	$5,444,751
Reinvestment of distributions	20,946	16,942	429,721	356,457
Shares redeemed	(426,592)	(407,710)	(8,148,341)	(8,121,788)
Net increase (decrease)	(173,499)	(118,185)	$(3,256,896)	$(2,320,580)
Class M
Shares sold	42,288	52,572	$792,314	$1,061,174
Reinvestment of distributions	8,161	5,893	166,631	123,762
Shares redeemed	(104,335)	(69,435)	(1,906,589)	(1,393,986)
Net increase (decrease)	(53,886)	(10,970)	$(947,644)	$(209,050)
Class C
Shares sold	49,121	117,640	$906,243	$2,317,618
Reinvestment of distributions	4,543	3,552	89,038	72,960
Shares redeemed	(165,220)	(223,436)	(2,804,394)	(4,307,137)
Net increase (decrease)	(111,556)	(102,244)	$(1,809,113)	$(1,916,559)
Stock Selector Large Cap Value
Shares sold	1,689,962	3,286,805	$32,116,561	$65,276,805
Reinvestment of distributions	397,914	312,906	8,258,831	6,639,858
Shares redeemed	(5,381,493)	(25,706,426)(a)	(102,662,962)	(519,914,728)(a)
Net increase (decrease)	(3,293,617)	(22,106,715)	$(62,287,570)	$(447,998,065)
Class I
Shares sold	805,395	584,249	$16,819,328	$11,412,152
Reinvestment of distributions	9,970	871	211,831	18,584
Shares redeemed	(828,944)	(5,353,625)(a)	(17,024,870)	(107,597,098)(a)
Net increase (decrease)	(13,579)	(4,768,505)	$6,289	$(96,166,362)
Class Z
Shares sold	1,113,226	614,598	$22,107,144	$11,995,991
Reinvestment of distributions	26,137	10,810	549,160	227,875
Shares redeemed	(789,221)	(55,521)	(16,295,277)	(1,126,145)
Net increase (decrease)	350,142	569,887	$6,361,027	$11,097,721

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the “Fund”) as of January 31, 2021, the related statement of operations for the year ended January 31, 2021, the statement of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 309 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Stock Selector Large Cap Value Fund
Class A	.97%
Actual		$1,000.00	$1,194.30	$5.35
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class M	1.26%
Actual		$1,000.00	$1,192.40	$6.94
Hypothetical-C		$1,000.00	$1,018.80	$6.39
Class C	1.79%
Actual		$1,000.00	$1,189.20	$9.85
Hypothetical-C		$1,000.00	$1,016.14	$9.07
Stock Selector Large Cap Value	.67%
Actual		$1,000.00	$1,195.40	$3.70
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Class I	.67%
Actual		$1,000.00	$1,195.40	$3.70
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Class Z	.54%
Actual		$1,000.00	$1,195.90	$2.98
Hypothetical-C		$1,000.00	$1,022.42	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Stock Selector Large Cap Value Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	20,677,600,881.166	98.531
Withheld	308,216,367.332	1.469
TOTAL	20,985,817,248.498	100.000
Donald F. Donahue
Affirmative	20,685,205,663.711	98.568
Withheld	300,611,584.787	1.432
TOTAL	20,985,817,248.498	100.000
Bettina Doulton
Affirmative	20,701,129,729.034	98.643
Withheld	284,687,519.464	1.357
TOTAL	20,985,817,248.498	100.000
Vicki L. Fuller
Affirmative	20,713,892,146.063	98.704
Withheld	271,925,102.435	1.296
TOTAL	20,985,817,248.498	100.000
Patricia L. Kampling
Affirmative	20,693,289,719.327	98.606
Withheld	292,527,529.171	1.394
TOTAL	20,985,817,248.498	100.000
Alan J. Lacy
Affirmative	20,659,591,158.873	98.445
Withheld	326,226,089.625	1.555
TOTAL	20,985,817,248.498	100.000
Ned C. Lautenbach
Affirmative	20,634,244,420.039	98.325
Withheld	351,572,828.459	1.675
TOTAL	20,985,817,248.498	100.000
Robert A. Lawrence
Affirmative	20,672,781,907.548	98.508
Withheld	313,035,340.950	1.492
TOTAL	20,985,817,248.498	100.000
Joseph Mauriello
Affirmative	20,652,465,304.654	98.412
Withheld	333,351,943.843	1.588
TOTAL	20,985,817,248.498	100.000
Cornelia M. Small
Affirmative	20,671,641,667.984	98.503
Withheld	314,175,580.514	1.497
TOTAL	20,985,817,248.498	100.000
Garnett A. Smith
Affirmative	20,655,644,270.628	98.427
Withheld	330,172,977.870	1.573
TOTAL	20,985,817,248.498	100.000
David M. Thomas
Affirmative	20,654,595,907.599	98.422
Withheld	331,221,340.899	1.578
TOTAL	20,985,817,248.498	100.000
Susan Tomasky
Affirmative	20,686,662,870.375	98.574
Withheld	299,154,378.123	1.426
TOTAL	20,985,817,248.498	100.000
Michael E. Wiley
Affirmative	20,662,847,882.871	98.461
Withheld	322,969,365.626	1.539
TOTAL	20,985,817,248.498	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	125,285,703.333	60.522
Against	44,817,009.108	21.650
Abstain	25,570,812.547	12.352
Broker Non-Vote	11,336,617.650	5.476
TOTAL	207,010,142.638	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

LCV-ANN-0321
1.900194.111

Item 2.

Code of Ethics

As of the end of the period, January 31, 2021, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income K6 Fund, Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund, Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$ 45,200	$-	$9,200	$1,000
Fidelity Flex Mid Cap Value Fund	$34,200	$-	$7,500	$900
Fidelity Mid Cap Value K6 Fund	$42,900	$-	$7,400	$900
Fidelity Series All-Sector Equity Fund	$40,600	$-	$7,400	$1,000
Fidelity Series Value Discovery Fund	$45,200	$-	$9,400	$1,100

January 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income K6 Fund	$36,700	$-	$9,000	$500
Fidelity Flex Mid Cap Value Fund	$35,100	$100	$7,300	$900
Fidelity Mid Cap Value K6 Fund	$37,400	$100	$7,100	$900
Fidelity Series All-Sector Equity Fund	$41,600	$100	$7,600	$1,000
Fidelity Series Value Discovery Fund	$54,700	$100	$9,400	$1,100

A Amounts may reflect rounding.

B Fidelity Equity-Income K6 Fund commenced operations on June 13, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$69,100	$5,100	$14,400	$2,100
Fidelity Mid Cap Value Fund	$67,000	$3,900	$7,800	$1,600
Fidelity Series Stock Selector Large Cap Value Fund	$39,500	$3,400	$7,200	$1,400
Fidelity Stock Selector Large Cap Value Fund	$46,900	$3,900	$7,800	$1,600

January 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$60,000	$5,200	$17,400	$2,200
Fidelity Mid Cap Value Fund	$47,900	$4,000	$8,100	$1,700
Fidelity Series Stock Selector Large Cap Value Fund	$42,800	$3,500	$9,300	$1,500
Fidelity Stock Selector Large Cap Value Fund	$42,700	$4,000	$8,100	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2021A	January 31, 2020A,B
Audit-Related Fees	$-	$287,500
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Equity-Income K6 Fund’s commencement of operations.

Services Billed by PwC

	January 31, 2021A	January 31, 2020A
Audit-Related Fees	$9,436,200	$7,927,700
Tax Fees	$18,800	$23,500
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2021A	January 31, 2020A,B
Deloitte Entities	$547,400	$614,700
PwC	$14,590,100	$12,655,600

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Equity-Income K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 23, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 23, 2021